                                                              File Nos. 2-10653
                                                                         811-82

     As filed with the Securities and Exchange Commission on April 29, 2004

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A
                             REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933                  / /
                      POST-EFFECTIVE AMENDMENT NO. 95                  /X/

                                      and

                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940             / /
                             AMENDMENT NO. 50                          /X/

                                   CGM TRUST
               (Exact Name of Registrant as Specified in Charter)

              One International Place, Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 737-3225

                        Jeremiah J. Bresnahan, Jr., Esq.
                             Bingham McCutchen LLP
                               150 Federal Street
                          Boston, Massachusetts 02110
                    (Name and Address of Agent for Service)


         It is proposed that this filing will become effective on April 29, 2004, pursuant to paragraph (b) of Rule 485.

PROSPECTS o MAY 1, 2004


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CGM
MUTUAL FUND
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A No-Load Fund

[logo] The Fund's investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. While the investment manager considers current income in the selection of the Fund's portfolio securities, it is not a controlling factor.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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FUND SUMMARY -------------------------------------------------------       1
  Investment Objective ---------------------------------------------       1
  Summary of Principal Investment Strategies -----------------------       1
  Summary of Principal Risks ---------------------------------------       2
PAST PERFORMANCE ---------------------------------------------------       3
EXPENSES -----------------------------------------------------------       5
ADDITIONAL INFORMATION ON STRATEGIES AND RISKS ---------------------       5
  Principal Investment Strategies ----------------------------------       6
  Principal Risks --------------------------------------------------       6
MANAGEMENT ---------------------------------------------------------       8
HOW TO PURCHASE SHARES ---------------------------------------------       8
SHAREHOLDER SERVICES -----------------------------------------------       9
HOW TO sell SHARES -------------------------------------------------      11
TELEPHONE TRANSACTIONS ---------------------------------------------      13
DIVIDENDS, CAPITAL GAINS AND TAXES ---------------------------------      13
PRICING OF SHARES --------------------------------------------------      15
FINANCIAL HIGHLIGHTS -----------------------------------------------      16
NOTICE OF PRIVACY POLICY -------------------------------------------      17
CONTACT INFORMATION --------------------------------------------  Back Cover


[logo] FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. While the investment manager considers current income in the selection of the Fund's portfolio securities, it is not a controlling factor.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to attain its objective by investing in a managed mix of equity and debt securities. Under normal circumstances the Fund expects to invest approximately 75% of its assets in equity securities and 25% of its assets in debt or fixed-income securities. However, the Fund is flexibly managed so that, depending on the investment manager's view of the economy and investment outlook, it sometimes will be more heavily invested in debt or fixed-income securities. The fixed-income securities that the Fund invests in will generally have a maturity ranging from 30 days to over 30 years. The investment manager may change the weighting of the Fund's investments in equity and fixed-income securities based on the relative attractiveness of the returns available from these securities. Generally, the Fund will increase its investments in fixed-income securities when the return on these securities exceeds the anticipated return on equity securities.


The Fund may invest up to 25% of its assets in securities issued by companies in any single industry.

The Fund may invest in the securities of U.S. and foreign issuers.


The Fund may invest in companies of any size, but primarily invests in companies with market capitalizations of over $500 million.


The Fund may invest in equity securities of companies in the real estate industry, including real estate investment trusts (REITs), when the investment manager believes that the total return potential for these securities is greater than that offered by other equity securities.


The Fund may invest up to 35% of its assets in debt or fixed-income securities of a quality below investment grade, including securities commonly referred to as "junk bonds". The Fund need not sell these securities if the 35% limitation is exceeded because of a downgrade in a fixed income security held by the Fund. The Fund may purchase below investment grade securities:

o in order to obtain the potentially higher yield that these securities offer relative to investment grade securities, and

o when the investment manager believes that the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities.


The Fund may invest in convertible securities, which are debt securities that may be converted into stock.


In making an investment decision, the investment manager analyzes:

o the overall economic factors that may affect a potential investment, and

o certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

The investment manager will sell a security if it determines that:

o its investment expectations are not being met,

o better opportunities are available, or

o its price objective has been attained.

SUMMARY OF PRINCIPAL RISKS

Like all mutual funds, you may lose money if you invest in the Fund. The Fund's investments are subject to the MARKET RISKS inherent in all securities. This means that you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market.

In addition, because the Fund may also invest in debt or fixed-income securities, it is subject to CREDIT RISK (the risk that the obligor will default in the payment of principal and/or interest) and to INTEREST RATE RISK (the risk that the market value of the securities will decline as a result of increases in market rates of interest). Increases in interest rates may lead to a slower than expected rate of principal PREPAYMENTS, effectively lengthening the maturity of the affected securities. Conversely, declines in interest rates may lead to an accelerated rate of principal prepayments. The Fund may not be able to reinvest that principal at attractive rates. The Fund's investments in debt securities also are subject to MATURITY RISK, meaning that investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

The Fund may also invest a significant portion of its assets in REITs, which are subject to risks associated with the direct ownership of real estate as well as credit and interest rate risks generally associated with fixed-income securities.

Investments in LOWER QUALITY SECURITIES such as junk bonds are subject to special risks, including higher credit risk, higher economic and market sensitivity, and low liquidity.

CONVERTIBLE SECURITIES are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

The Fund may invest in FOREIGN ISSUERS, which are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of changes in foreign currency exchange rates. The Fund may invest in these issuers directly or indirectly through depository receipts (receipts representing the right to receive the securities of foreign issuers deposited in U.S. banks or a U.S. branch of a foreign bank).

[logo] PAST PERFORMANCE


The bar chart and table on the next page show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.


The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to that of the Standard and Poor's 500 Composite Index, a widely recognized unmanaged index of common stock prices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After tax returns reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

Both the bar chart and the table assume reinvestment of dividends and distributions. Commencing July 1, 2003 the Fund's investment adviser voluntarily waived a portion of the advisory fee, lowering the annual rate to 0.72% of the Fund's average daily net assets. Otherwise, each total return for the periods ended December 31, 2003 would have been lower. The Fund's past performance, before and after taxes, does not indicate how the Fund will perform in the future.

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YEAR-BY-YEAR-RETURN (as of 12/31 each year)

                1994                          -9.7%
                1995                          24.3%
                1996                          23.7%
                1997                           8.2%
                1998                           8.2%
                1999                          20.5%
                2000                         -11.6%
                2001                         -11.6%
                2002                         -16.9%
                2003                          39.7%
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During the ten-year period shown in the bar chart, the highest quarterly return was 19.3% (for the quarter ended 12/31/98) and the lowest quarterly return was -13.8% (for the quarter ended 9/30/98).

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AVERAGE ANNUAL TOTAL RETURN  (as of 12/31/03)
                                                1 Year  5 Years 10 Years
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  FUND
  Return before taxes                             39.7%    1.8%    5.9%
  Return after taxes on distributions             39.3%    0.1%    3.0%
  Return after taxes on distributions
  and sale of Fund shares                         25.9%    0.5%    3.4%
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  S&P 500 INDEX
  (reflects no deduction for expenses or taxes)   28.7%   -0.6%   11.1%
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[logo] EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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SCHEDULE OF FEES

 Shareholder Transaction Expenses (fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases                  None
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
    Redemption Fee*                                                   None
    Exchange Fee                                                      None


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/03)

    Management Fees                                                   0.90%
    Distribution (12b-1) Fees                                         None
    Other Expenses                                                    0.27%
    Total Fund Operating Expenses**                                   1.17%


* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire. Exchanges and redemptions of all shares from a CGM Retirement Plan account will incur an account close out fee (currently $5).


** Commencing July 1, 2003, the Fund's investment manager voluntarily waived a portion of its management fee, lowering the annual rate to 0.72% of the Fund's average daily net assets. As a result, the actual total Fund operating expenses for the year ended December 31, 2003 were 1.07%. This waiver may be discontinued at any time without further notice.
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EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o you invest $10,000 in the Fund for the time periods indicated;

o you redeem your shares at the end of each period;

o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

o the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


Number of years           1       3       5         10
                        ----    ----    ----     ------
Cost                    $119    $372    $644     $1,420


[logo]  ADDITIONAL INFORMATION ON STRATEGIES AND RISKS

The Fund's objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund's investment manager, are most likely to be important in trying to achieve the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's objective may be changed without shareholder approval. The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information ("SAI"). The Fund's investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.

The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to attain its objective by investing in a managed mix of equity and debt securities. Under normal circumstances the Fund expects to invest approximately 75% of its assets in equity securities and 25% of its assets in debt or fixed-income securities. However, the Fund is flexibly managed so that, depending on the investment manager's view of the economy and investment outlook, it sometimes will be more heavily invested in debt or fixed-income securities. The Fund's investments may include real estate investment trusts ("REITs") and other real estate companies.

The Fund may invest up to 25% of its total assets in securities issued by companies in any single industry.

The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Services, or their equivalent as determined by the investment manager), including up to 10% of its total assets in debt or fixed-income securities rated at the time of investment Caa or lower by Moody's or CCC or lower by S&P, or their equivalent as determined by the investment manager. These securities are commonly referred to as "junk bonds". Investing in junk bonds is an aggressive approach to income investing.

MANAGEMENT STYLE. Rather than following a particular style, the Fund's investment manager employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund's investment manager will generally employ the following method:

o it uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment;

o it then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued; and

o the investment manager will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.

PORTFOLIO TURNOVER. Although the Fund's objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although it may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

PRINCIPAL RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund's SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.

INTEREST RATE RISK. Interest rate risk is the risk that the market value of debt and fixed income securities will fall when market interest rates increase. In general, the prices of debt or fixed-income securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause the Fund's share price to go up or down. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

RISKS ASSOCIATED WITH REITS. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. REITs may also be subject to liabilities under environmental and hazardous waste laws.

LOWER RATED DEBT SECURITIES. Lower rated debt securities, including securities commonly referred to as "junk bonds", are very risky because the issuers may fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities may not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has in the past been more volatile than the markets for other securities. Lower rated debt securities are also often less liquid than higher rated debt securities.

PREPAYMENT RISK. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.

SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock or other equity interests, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

FOREIGN ISSUERS. The Fund may invest a portion of its assets in foreign issuers. Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates, and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

[logo] MANAGEMENT

THE INVESTMENT MANAGER

The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. CGM currently manages the portfolios of five mutual funds and of other institutional clients.


In 2003, the Fund paid an average of 0.80% of its average daily net assets in management fees to CGM, after a voluntary management fee waiver.


THE PORTFOLIO MANAGER

Mr. G. Kenneth Heebner has been the portfolio manager of the Fund or its predecessor since 1981. In 1990, Mr. Heebner founded CGM with Mr. Robert L. Kemp. Prior to establishing CGM, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages other mutual funds for which CGM serves as adviser.

[logo] HOW TO PURCHASE SHARES

The Fund sells its shares directly to investors without any sales load.

NEW ACCOUNTS

You may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM Mutual Fund, to:

The CGM Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

CUSTOMER IDENTIFICATION PROGRAM


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open a new account to buy shares of the Fund, the Fund or your Financial Intermediary may ask for your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption


EXISTING ACCOUNTS

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK

If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM Mutual Fund. Starter checks, money orders, third party checks (i.e. checks not payable to CGM Mutual Fund), and checks drawn on credit card accounts are generally not accepted.

PAYMENT BY WIRE

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Mutual Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.


The price you pay will be the per share net asset value next calculated after your proper investment order is received by CGM Shareholder Services.


The Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.


The Fund is not intended as a vehicle for market timing or trading on short term fluctuations in securities markets. Accordingly, the Fund seeks to prevent market timing or excessive trading in its shares. However, the Fund may not always be able to prevent these activities. Market timing or excessive trading in Fund shares may adversely affect the Fund's investment performance for longer term shareholders.


[logo] SHAREHOLDER SERVICES

The Fund offers the following shareholder services as more fully described in the Fund's SAI. Explanations and forms are available from the Fund.

EXCHANGE PRIVILEGE

You may exchange your shares of CGM Mutual Fund for shares of certain other CGM Funds. You may exchange shares of CGM Mutual Fund for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder of CGM Capital Development Fund continuously since that date. CGM Capital Development Fund is closed to other investors except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the SAI.


All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee (currently $5). You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page 13. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. The exchange price you receive will be the per share net asset value next calculated after your exchange request (in good order) is received by CGM Shareholder Services.


Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.


You should not view the exchange privilege as a means for taking advantage of short-term swings in the market. Excessive trading can negatively impact Fund performance and shareholders. Therefore, the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips out of the Fund and back again) per calendar year. The Fund reserves the right to waive these restrictions on exchanges and multiple redemptions in its discretion. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

The Fund may terminate or change the terms of the exchange privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks.
The Fund may terminate or modify the SWP at any time.

AUTOMATIC INVESTMENT PLAN ("AIP")

Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and Money Purchase Pension and Profit Sharing plans ("CGM Retirement Plans").

CONFIRMATION STATEMENTS

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SHAREHOLDER REPORTS

Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.

[logo] HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in the Fund in three different ways:

o by sending a written request for a check or wire representing the redemption proceeds,

o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your address of record, which has not changed in the prior three months), or

o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.


The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation) prior to the close of the New York Stock Exchange, normally 4 p.m., EST. Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.


For federal income tax purposes, a redemption is a taxable event and may result in a taxable gain or loss.

WRITTEN REDEMPTION REQUESTS

If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

For your protection, e-mail requests are not acceptable.

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions (unless wire instructions have already been established on your account). All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.


If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an "eligible guarantor institution." A signature guarantee may be executed by any "eligible" guarantor that participates in the Securities Transfer Agents Medallion Program 2000 (STAMP 2000). Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A non-STAMP 2000 guarantee or a guarantee by a Notary Public are not acceptable.


If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

TELEPHONE REDEMPTION REQUESTS


If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on page 13. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.


Telephone redemptions by check are available to all shareholders of the Fund (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.


A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m., EST. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.


Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.


If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If wire redemption proceeds are rejected by the pre-designated bank the Fund may, in its discretion: rewire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of reinvestment.


POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

The Fund may postpone payment of redemption proceeds for up to seven days from the date of the redemption. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors. The Fund also may postpone payment for more than seven days if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section.

REDEMPTION IN KIND

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION

Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The min-imum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

o telephone exchanges;

o telephone redemptions by wire; and

o telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a signature guarantee) available from CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions. E-mail instructions are not accepted.

[logo] DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays out quarterly dividends consisting of substantially all of its net investment income. Any capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request (not by e-mail) to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.

If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

TAXATION OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares.


Noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as "qualified dividend income" provided that certain holding periods are satisfied. "Qualified dividend income" generally is income derived from dividends of U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares in the Fund. Other distributions are generally taxable as ordinary income. A portion of the dividends paid by the Fund will normally be eligible for the dividends-received deduction for corporate shareholders. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.


A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

FOREIGN TAXES. If the Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to "pass through" such foreign income taxes to you. Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.

DISPOSITION OF SHARES. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a short-term or long-term capital gain or loss, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

NON-U.S. PERSONS. If you are neither a citizen nor a resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

BACKUP WITHHOLDING. The Fund is required, in certain circumstances, to apply backup withholding at the rate of 28% on taxable dividends, capital gains distributions, redemption proceeds and certain other payments that are paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability if the shareholder files a timely return. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.


GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements. For more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Dividend distributions, capital gains distributions and gains on redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of the Fund's income derived from certain U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Fund's income, if any, which is derived from such obligations.

The tax discussion set forth in this prospectus applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

[logo] PRICING OF SHARES

The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign issuers held by the Fund on days when the Fund is not open for business. As a result, the Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which may be obtained from the Fund free of charge.


CGM MUTUAL FUND
                                                                               Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------
                                                          2003            2002         2001(a)         2000        1999
                                                         --------       --------       --------       --------    --------
For a share of the Fund outstanding
  throughout each year:
Net asset value at beginning of year .................   $  16.65       $  20.47       $  23.38       $  27.28    $  26.36
Net investment income(b) .............................       0.23(c)        0.26(c)        0.19           0.74        0.83
Dividends from net investment income .................      (0.23)         (0.41)         (0.20)         (0.73)      (0.84)
Net realized and unrealized gain (loss) on investments       6.35          (3.67)         (2.90)         (3.91)       4.47
Distribution from net realized gain ..................       --             --             --             --         (3.54)
                                                         --------       --------       --------       --------    --------
Net increase (decrease) in net asset value ...........       6.35          (3.82)         (2.91)         (3.90)       0.92
                                                         --------       --------       --------       --------    --------
Net asset value at end of year .......................   $  23.00       $  16.65       $  20.47       $  23.38    $  27.28
                                                         ========       ========       ========       ========    ========
Total Return (%) .....................................       39.7(d)       (16.9)         (11.6)         (11.6)       20.5
Ratios:
Operating expenses to average net assets (%) .........       1.07           1.14           1.10           1.06        1.02
Operating expenses to average net assets
  before management fee waiver (%) ...................       1.17            N/A            N/A            N/A         N/A
Net investment income to average net assets (%) ......       1.23           1.30           1.00           2.99        2.86
Portfolio turnover (%) ...............................        260            191            236            230         200
Net assets at end of year (in thousands) ($) .........    477,147        376,089        498,972        654,468     908,928

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.04, decrease net realized and unrealized gains and losses per share by $0.04, and increase the ratio of net investment income to average net assets from 0.82% to 1.00%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Net of management fee waiver which amounted to           0.02            N/A            N/A            N/A         N/A

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) The total return would have been lower had the management fee not been reduced during the period.

--------------------------------------------------------------------------------------------------------------------------

NOTICE OF PRIVACY POLICY

The CGM Funds are committed to preserving the confidentiality of personal information provided by their investors and prospective investors. As part of this commitment, the CGM Funds have adopted a Customer Privacy Policy concerning the collection and disclosure of nonpublic personal information regarding investors and prospective investors in the CGM Funds.

This section explains the Customer Privacy Policy. In the paragraphs below, the words "we" and "us" refer to the CGM Funds. The words "you" and "your" refer to individual investors and prospective investors in the CGM Funds.

CUSTOMER PRIVACY POLICY

INFORMATION COLLECTED. As we work together to achieve your investment goals, you will often share with us personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the CGM Funds, your banking arrangements, information on your family members, and your social security number. We collect this information in order to properly handle your account and provide you with other services. WE CONSIDER PROTECTING YOUR PERSONAL AND FINANCIAL INFORMATION A VITAL PART OF OUR JOB.

ACCESS TO INFORMATION. Our personnel have limited access to your personal and financial data based on their job functions. All of our personnel are instructed to comply with confidentiality rules designed to protect your personal and financial information. If we determine that our personnel have failed to follow these rules, they will be subject to disciplinary action.

USE AND DISCLOSURE OF INFORMATION. We may use your personal and financial information and share it with our affiliates in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. In particular, we do not sell our mailing list to other businesses so they can offer and sell you goods and services that are unrelated to the CGM Funds.

We use custodians, transfer agents, mailing houses, and other third party businesses to process initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We may disclose any of the personal and financial information that we collect about you with these other businesses. We obtain from these businesses confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal and state laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us, including your personal and financial information. We will comply with these laws to the extent we are required to do so.

In addition, we may make other disclosures to non-affiliated third parties as permitted by law. For example, we may disclose your non-public personal information to law enforcement agencies or computer security consultants for the purpose of protecting against fraud and unauthorized transactions or in order to maintain the confidentiality of our records. We may also disclose your non-public personal information to our attorneys and accountants.

                                     NOTES
                                     -----

                                     NOTES
                                     -----

CONTACT INFORMATION ---------------------------------------------------------


CGM MUTUAL FUND
c/o The CGM Funds
222 Berkeley Street, Ste. 1013
Boston, MA 02116


SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

--------------------------------------------------------------------------------
More information about this Fund is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS

Additional information about the Fund's investments is available in the Fund's annual and quarterly reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference (i.e. is legally considered part of it).


For additional information about:
o Account procedures/status        o Prospectuses
o Redemptions                      o SAI
o Exchanges                        o Annual/Quarterly Reports
o New account procedures           o Performance
                                   o Proxy Voting Policies


  Call 800-343-5678                Call 800-345-4048

--------------------------------------------------------------------------------
Information about the Fund (including the SAI and annual report) is also available from the Securities and Exchange Commission. You can find it on the SEC's Internet site at http://www.sec.gov. You can receive copies of Fund information upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.
                                                             SEC File No. 811-82

MFP04

PROSPECTUS o MAY 1, 2004


------------
CGM
REALTY FUND
------------

A No-Load Fund


[logo] The Fund's investment objective is to provide a combination of income and long-term growth of capital.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARY -----------------------------------------------------------    1
    Investment Objective -----------------------------------------------    1
    Summary of Principal Investment Strategies -------------------------    1
    Summary of Principal Risks -----------------------------------------    2
PAST PERFORMANCE -------------------------------------------------------    2

EXPENSES ---------------------------------------------------------------    4
ADDITIONAL INFORMATION ON STRATEGIES AND RISKS -------------------------    5
    Principal Investment Strategies ------------------------------------    5
    Principal Risks ----------------------------------------------------    6
    Additional Risks ---------------------------------------------------    7
MANAGEMENT -------------------------------------------------------------    8
HOW TO PURCHASE SHARES -------------------------------------------------    8
SHAREHOLDER SERVICES ---------------------------------------------------    9
HOW TO SELL SHARES -----------------------------------------------------   11
TELEPHONE TRANSACTIONS -------------------------------------------------   13
DIVIDENDS, CAPITAL GAINS AND TAXES -------------------------------------   14
PRICING OF SHARES ------------------------------------------------------   16
FINANCIAL HIGHLIGHTS ---------------------------------------------------   17
NOTICE OF PRIVACY POLICY -----------------------------------------------   18
CONTACT INFORMATION ---------------------------------------------- Back Cover


[logo] FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a combination of income and long-term growth of capital.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing pri-marily in equity securities of companies in the real estate industry, including real estate investment trusts ("REITs"). Under normal circumstances the Fund expects to invest at least 80% of its assets in these securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants.

The Fund may invest up to 20% of its assets in equity or debt securities of companies outside the real estate industry. The Fund may invest up to 20% of its assets in debt or fixed-income securities of a quality below investment grade, including securities commonly referred to as "junk bonds". The Fund will consider investing in equity and debt securities, including junk bonds, outside of the real estate industry when the investment manager believes the potential return on these securities is greater than that of equity securities of companies in the real estate industry.

The Fund may invest in equity securities of issuers of any size and in debt securities of any maturity.

In making an investment decision, the investment manager analyzes:

o the overall economic factors that may affect a potential investment, and

o certain realty industries and companies that the investment manager believes have stable or improving prospects, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued based on price to earnings ratios and growth rates.

The investment manager will sell a security if it determines that:

o its investment expectations are not being met,

o better opportunities are available, or

o its price objective has been attained.

SUMMARY OF PRINCIPAL RISKS

Like all mutual funds, you may lose money if you invest in the Fund. The Fund's investments are subject to the MARKET RISKS inherent in all securities. This means that you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market.

The Fund invests primarily in companies in the real estate industry, including REITs, and is, therefore, subject to the SPECIAL RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY AND MARKET. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

In addition, because the Fund may also invest in debt and fixed-income securities and repurchase agreements, it is subject to CREDIT RISK (the risk that the obligor will default in the payment of principal and/or interest) and to INTEREST RATE RISK (the risk that the market value of the securities will decline as a result of increases in market rates of interest). The Fund's investments in debt securities also are subject to MATURITY RISK, meaning that investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Investments in LOWER QUALITY SECURITIES such as JUNK BONDS are subject to special risks, including higher credit risk, higher economic and market sensitivity, and low liquidity.

[logo] PAST PERFORMANCE

The bar chart below and table on the next page show the Fund's annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.

The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time for the periods indicated to those of the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, a widely recognized unmanaged index of tax-qualified REITs, and the Standard and Poor's 500 Composite Index, a widely recognized unmanaged index of common stock prices.

--------------------------------------------------------------------------------
YEAR-BY-YEAR-RETURN (as of 12/31 each year)

                1995                          19.8%
                1996                          44.1%
                1997                          26.7%
                1998                         -21.2%
                1999                           2.6%
                2000                          29.2%
                2001                           5.1%
                2002                           3.5%
                2003                          89.7%
--------------------------------------------------------------------------------


During the nine-year period shown in the bar chart, the highest quarterly return was 36.1% (for the quarter ended 6/30/03) and the lowest quarterly return was -16.2% (for the quarter ended 9/30/02).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Both the bar chart and the table assume reinvest-ment of dividends and distributions. The Fund's investment manager voluntarily agreed to waive part or all of its management fees and bear certain expenses associated with operating the Fund from inception (May 13, 1994) through December 31, 1997. Without the fee waivers and reimbursements the Fund's total returns for the years 1997, 1996 and 1995 and the Fund's average annual total returns since inception through December 31, 2003 would have been lower. The Fund's past performance, before and after taxes, does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN  (as of 12/31/03)
                                                               Since Inception
                                                1 Year  5 Years   (5/13/94)
--------------------------------------------------------------------------------
  FUND
  Return before taxes                            89.7%   22.3%      17.5%
  Return after taxes on distributions            89.0%   20.2%      14.9%
  Return after taxes on distributions
  and sale of Fund shares                        59.2%   18.3%      13.8%
--------------------------------------------------------------------------------
  S&P 500 INDEX
  (reflects no deduction for expenses or taxes)  28.7%   -0.6%      11.7%

  NAREIT Equity REIT Index
  (reflects no deduction for expenses or taxes)  37.1%   14.3%      12.5%
--------------------------------------------------------------------------------

[logo] EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SCHEDULE OF FEES

Shareholder Transaction Expenses (fees paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases                        None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
  Redemption Fee*                                                         None
  Exchange Fee                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/03)

  Management Fees                                                        0.84%
  Distribution (12b-1) Fees                                               None
  Other Expenses                                                         0.18%
  Total Fund Operating Expenses                                          1.02%

* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire. Exchanges and redemptions of all shares from a CGM Retirement Plan Account will incur an account close out fee (currently $5.00).
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o you invest $10,000 in the Fund for the time periods indicated;

o you redeem your shares at the end of each period;

o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Fund's future performance); and

o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Number of years           1         3         5        10
                        ----      ----      ----     ------
Cost                    $104      $325      $563     $1,248

[logo] ADDITIONAL INFORMATION ON STRATEGIES AND RISKS

The Fund's objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund's investment manager, are most likely to be important in trying to achieve the Fund's investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund's objective may be changed without shareholder approval.


The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information ("SAI"). The Fund's investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.


The Fund may also depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in equity securities of companies in the real estate industry. Under normal circumstances the Fund expects to invest at least 80% of its assets in these securities. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in this 80% policy. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants.

In deciding whether or not to purchase these securities, the investment manager considers:

o the issuer's prospects for growth of cash flow or earnings per share,

o the issuer's management, and

o the security's potential yield.

A company is considered to be in the real estate industry if construction, ownership, management, financing or sales of residential, commercial or industrial real estate account for at least 50% of its gross revenues or net profits. Companies in the real estate industry include the following:

o REITs that own properties or make or invest in construction, development or long-term mortgage loans;

o housing and building materials companies

o real estate brokers or developers; and

o companies with significant real estate holdings, including hotel chains and mining, lumber and paper companies.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT owns or leases real estate and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio. A mortgage REIT invests primarily in loans secured by real estate. A mortgage REIT generally derives its income primarily from interest payments on its mortgage loans. A hybrid REIT combines the characteristics of both equity REITs and mortgage REITs, generally by holding both ownership and mortgage interests in real estate. The Fund anticipates that under normal circumstances a majority of its investments in REITs will consist of equity REITs, but this is not a requirement.

Equity REITs may be further classified as operating companies or financing companies. An operating company generally exercises some degree of control over the operation of its real estate assets, including selecting tenants, establishing lease terms, and arranging for property maintenance and repair. Conversely, a financing company will generally not have control over the operations that are conducted on its real estate assets. The Fund anticipates that under normal circumstances a majority of its equity REIT investments will consist of securities issued by operating companies but this is not a requirement.


From time to time, the Fund may invest a substantial portion of its portfolio in real estate companies, including housing and building materials companies, that do not pay significant dividends. As a result, the dividends paid by the Fund may be reduced or eliminated during these periods.


The Fund may invest in equity securities of issuers of any size and in debt securities of any maturity.

Under normal market circumstances the Fund may invest up to 20% of its assets in equity or debt securities of companies outside the real estate industry.

The Fund may invest up to 20% of its total assets in debt or fixed-income securities of a quality below investment grade (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Services, or their equivalent as determined by the investment manager). These may include securities commonly referred to as "junk bonds". Investing in junk bonds is an aggressive approach to income investing.

The Fund may also invest up to 20% of its assets in repurchase agreements, by which the Fund buys securities with the understanding that the seller will buy them back with interest at a later date.

MANAGEMENT STYLE. Rather than following a particular style, the Fund's investment manager employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Fund's investment manager will generally employ the following method:

o it uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect sectors of the real estate industry and potential investments;

o it then conducts a thorough analysis of certain realty industries and companies that the investment manager believes have stable or improving prospects, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued based on price to earnings ratios and growth rates; and

o the investment manager will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.

PORTFOLIO TURNOVER. The Fund's objective is to provide a combination of income and long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's investment manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

PRINCIPAL RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Fund's SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing eco- nomic, political or market conditions, or due to a company's individual situation. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.

RISKS OF REAL ESTATE AND REITS. The Fund invests primarily in companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate industry and market. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Investments in REITs may be adversely affected by rising interest rates. Rising interest rates may cause investors in REITs to demand a higher annual yield, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, many mortgages may be refinanced. This may reduce the yield from mortgage REITs. REITs depend on payments under their mortgage loans and leases to generate cash to make distributions to their shareholders. Accordingly, REITs may be affected by defaults on their mortgage loans or leases.

Some REITs have relatively small market capital-izations, which tends to increase the volatility of the market price of securities issued by these REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

DEBT AND FIXED-INCOME SECURITIES. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

LOWER RATED DEBT SECURITIES. Lower rated debt securities, including securities commonly referred to as "junk bonds", are very risky because the issuers may fail to make payments of interest and principal. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of lower rated debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for lower rated debt securities has in the past been more volatile than the markets for other securities. Lower rated debt securities are also often less liquid than higher rated debt securities.

ADDITIONAL RISKS

REPURCHASE AGREEMENTS. The Fund may invest a significant portion of its assets in repurchase agreements, by which the Fund buys securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN ISSUERS. The Fund may invest a portion of its assets in foreign issuers. Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates, and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

[logo] MANAGEMENT

THE INVESTMENT MANAGER

The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. CGM currently manages the portfolios of five mutual funds and of other institutional clients.


In 2003, the Fund paid 0.84% of its average daily net assets in management fees to CGM.


THE PORTFOLIO MANAGER

Mr. G. Kenneth Heebner has been the portfolio manager of the Fund since its inception in 1994. In 1990, Mr. Heebner founded CGM with Mr. Robert L. Kemp. Prior to establishing CGM, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages other mutual funds for which CGM serves as adviser.

[logo] HOW TO PURCHASE SHARES

The Fund sells its shares directly to investors without any sales load.

NEW ACCOUNTS

You may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM Realty Fund, to:

The CGM Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

CUSTOMER IDENTIFICATION PROGRAM


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open a new account to buy shares of the Fund, the Fund or your Financial Intermediary may ask for your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.


EXISTING ACCOUNTS

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK

If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM Realty Fund. Starter checks, money orders, third party checks (i.e. checks not payable to CGM Realty Fund), and checks drawn on credit card accounts are generally not accepted.

PAYMENT BY WIRE

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Realty Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.

The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for shares to the Fund. Shares of the Fund may be purchased through certain broker-dealers or service organizations who may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.


The price you pay will be the per share net asset value next calculated after your proper investment order is received by CGM Shareholder Services.


The Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.


The Fund is not intended as a vehicle for market timing or trading on short term fluctuations in securities markets. Accordingly, the Fund seeks to prevent market timing or excessive trading in its shares. However, the Fund may not always be able to prevent these activities. Market timing or excessive trading in Fund shares may adversely affect the Fund's investment performance for longer term shareholders.


[logo] SHAREHOLDER SERVICES

The Fund offers the following shareholder services as more fully described in the Fund's SAI. Explanations and forms are available from the Fund.

EXCHANGE PRIVILEGE

You may exchange your shares of CGM Realty Fund for shares of certain other CGM Funds. You may exchange shares of CGM Realty Fund for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder in CGM Capital Development Fund continuously since that date. CGM Capital Development Fund is closed to other investors except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the SAI.


All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee (currently $5). You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions" on page 13. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. The exchange price you receive will be the per share net asset value next calculated after your exchange request (in good order) is received by CGM Shareholder Services.


Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.


You should not view the exchange privilege as a means for taking advantage of short-term swings in the market. Excessive trading can negatively impact Fund performance and shareholders. Therefore, the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips out of the Fund and back again) per calendar year. The Fund reserves the right to waive these restrictions on exchanges and multiple redemptions in its discretion. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

The Fund may terminate or change the terms of the exchange privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Fund may terminate or modify the SWP at any time.

AUTOMATIC INVESTMENT PLAN ("AIP")

Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and Money Purchase Pension and Profit Sharing plans ("CGM Retirement Plans").

CONFIRMATION STATEMENTS

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SHAREHOLDER REPORTS

Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.

HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in the Fund in three different ways:

o by sending a written request for a check or wire representing the redemption proceeds,

o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your address of record, which has not changed in the prior three months), or

o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.


The redemption price will always be the net asset value per share next determined after the redemp-tion request is received by CGM Shareholder Services in good order (including any necessary documentation) prior to the close of the New York Stock Exchange, normally 4 p.m., EST. Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.


For federal income tax purposes, a redemption is a taxable event and may result in a taxable gain or loss.

WRITTEN REDEMPTION REQUESTS

If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

For your protection, e-mail requests are not acceptable.

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions (unless wire instructions have already been established on your account). All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.


If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an "eligible guarantor institution." A signature guarantee may be executed by any "eligible" guarantor that participates in the Securities Transfer Agents Medallion Program 2000 (STAMP 2000). Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A non-STAMP 2000 guarantee or a guarantee by a Notary Public are not acceptable.


If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

TELEPHONE REDEMPTION REQUESTS

If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions" on page 13. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Fund (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.


A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m., EST. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.


Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check.


If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If wire redemption proceeds are rejected by the pre-designated bank the Fund may, in its discretion: rewire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of reinvestment.


POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

The Fund may postpone payment of redemption proceeds for up to seven days from the date of the redemption. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section, when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

REDEMPTION IN KIND

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION

Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

[logo] TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

o telephone exchanges;

o telephone redemptions by wire; and

o telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a signature guarantee) available from CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions. E-mail instructions are not accepted.

[logo] DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays out quarterly dividends consisting of substantially all of its net investment income. Any capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request (not by e-mail) to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.

If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

TAXATION OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares.


Noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as "qualified dividend income" provided that certain holding periods are satisfied. "Qualified dividend income" generally is income derived from dividends from U.S. corporations, other than real estate investment trusts (REITs), or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares in the Fund. Other distributions are generally taxable as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, other than REITs, a portion of the dividends paid by the Fund will normally be eligible for the dividends-received deduction for corporate shareholders. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.


A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

Fund distributions will reduce the Fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

FOREIGN TAXES. If the Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to "pass through" such foreign income taxes to you. Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.

DISPOSITION OF SHARES. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a short-term or long-term capital gain or loss, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

NON-U.S. PERSONS. If you are neither a citizen nor a resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

BACKUP WITHHOLDING. The Fund is required, in certain circumstances, to apply backup withholding at the rate of 28% on taxable dividends, capital gains distributions, redemption proceeds and certain other payments that are paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability if the shareholder files a timely return. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements. For more information, please call 800-343-5678. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Dividend distributions, capital gains distributions and gains or losses on redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of the Fund's income derived from certain U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Fund's income, if any, which is derived from such obligations.

The tax discussion set forth in this prospectus applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

[logo] PRICING OF SHARES

The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which may be obtained from the Fund free of charge.

CGM REALTY FUND
                                                                       FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------

                                                           2003           2002           2001           2000        1999
                                                         --------       --------       --------       --------    --------
For a share of the Fund outstanding
   throughout each year:
Net asset value at beginning of year .................   $  13.39       $  13.47       $  13.53       $  11.08    $  11.59
                                                         --------       --------       --------       --------    --------
Net investment income ................................       0.03(a)        0.40(a)        0.48(a)        0.52        0.65
Dividends from net investment income .................      (0.04)         (0.58)         (0.71)         (0.73)      (0.65)
Distributions from net realized gain .................      (0.56)          --             --             --          --
Distributions from tax return of capital .............       --             --             --             --         (0.16)
                                                         --------       --------       --------       --------    --------
Total Distributions ..................................      (0.60)         (0.58)         (0.71)         (0.73)      (0.81)
                                                         --------       --------       --------       --------    --------
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......      11.93           0.10           0.17           2.66       (0.35)
                                                         --------       --------       --------       --------    --------
Net increase (decrease) in net asset value ...........      11.36          (0.08)         (0.06)          2.45       (0.51)
                                                         --------       --------       --------       --------    --------
Net asset value at end of year .......................   $  24.75       $  13.39       $  13.47       $  13.53    $  11.08
                                                         ========       ========       ========       ========    ========
Total Return (%) .....................................       89.7            3.5            5.1           29.2         2.6
Ratios:
Operating expenses to average net assets (%) .........       1.02           1.03           1.00           1.02        1.06
Net investment income to average net assets (%) ......       0.16           2.70           3.63           4.27        5.50
Portfolio turnover (%) ...............................         68            173            131             78          49
Net assets at end of year (in thousands) ($) .........    644,420        339,757        383,156        499,922     371,830


(a) Per share net investment income has been calculated using the average shares outstanding during the period.

[logo] NOTICE OF PRIVACY POLICY

The CGM Funds are committed to preserving the confidentiality of personal information provided by their investors and prospective investors. As part of this commitment, the CGM Funds have adopted a Customer Privacy Policy concerning the collection and disclosure of nonpublic personal information regarding investors and prospective investors in the CGM Funds.

This section explains the Customer Privacy Policy. In the paragraphs below, the words "we" and "us" refer to the CGM Funds. The words "you" and "your" refer to individual investors and prospective investors in the CGM Funds.

CUSTOMER PRIVACY POLICY

INFORMATION COLLECTED. As we work together to achieve your investment goals, you will often share with us personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the CGM Funds, your banking arrangements, information on your family members, and your social security number. We collect this information in order to properly handle your account and provide you with other services. WE CONSIDER PROTECTING YOUR PERSONAL AND FINANCIAL INFORMATION A VITAL PART OF OUR JOB.

ACCESS TO INFORMATION. Our personnel have limited access to your personal and financial data based on their job functions. All of our personnel are instructed to comply with confidentiality rules designed to protect your personal and financial information. If we determine that our personnel have failed to follow these rules, they will be subject to disciplinary action.

USE AND DISCLOSURE OF INFORMATION. We may use your personal and financial information and share it with our affiliates in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. In particular, we do not sell our mailing list to other businesses so they can offer and sell you goods and services that are unrelated to the CGM Funds.

We use custodians, transfer agents, mailing houses, and other third party businesses to process initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We may disclose any of the personal and financial information that we collect about you with these other businesses. We obtain from these businesses confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal and state laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us, including your personal and financial information. We will comply with these laws to the extent we are required to do so.

In addition, we may make other disclosures to non-affiliated third parties as permitted by law. For example, we may disclose your non-public personal information to law enforcement agencies or computer security consultants for the purpose of protecting against fraud and unauthorized transactions or in order to maintain the confidentiality of our records. We may also disclose your non-public personal information to our attorneys and accountants.

                                     NOTES
                                     -----

                                     NOTES
                                     -----

CONTACT INFORMATION ---------------------------------------------------------

CONTACT INFORMATION
CGM Realty Fund
c/o The CGM Funds
222 Berkeley Street, Ste. 1013
Boston, MA 02116

SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

--------------------------------------------------------------------------------
More information about this Fund is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS

Additional information about the Fund's investments is available in the Fund's annual and quarterly reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference (i.e. is legally considered part of it).


For additional information about:
o Account procedures/status        o Prospectuses
o Redemptions                      o SAI
o Exchanges                        o Annual/Quarterly Reports
o New account procedures           o Performance
                                   o Proxy Voting Policies

  Call 800-343-5678                  Call 800-345-4048

-------------------------------------------------------------------------------

Information about the Fund (including the SAI and annual report) is also available from the Securities and Exchange Commission. You can find it on the SEC's Internet site at http://www.sec.gov. You can receive copies of Fund information upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                                             SEC File No. 811-82

RFP04

PROSPECTUS o MAY 1, 2004


--------------
CGM
Focus Fund
--------------

A No-Load Fund

[Logo]  The Funds investment objective is long-term growth of capital.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

FUND SUMMARY -------------------------------------------------------------  1
  Investment Objective ---------------------------------------------------  1
  Summary of Principal Investment Strategies ----------------------------- 1 Summary of Principal Risks --------------------------------------------- 2
PAST PERFORMANCE ---------------------------------------------------------  2
EXPENSES -----------------------------------------------------------------  3
ADDITIONAL INFORMATION ON STRATEGIES AND RISKS ---------------------------  4
  Additional Information on Investment Strategies ------------------------ 4 Additional Information on Risks ---------------------------------------- 5
MANAGEMENT ---------------------------------------------------------------  6
HOW TO PURCHASE SHARES ---------------------------------------------------  6
SHAREHOLDER SERVICES -----------------------------------------------------  7
HOW TO SELL SHARES -------------------------------------------------------  9
TELEPHONE TRANSACTIONS --------------------------------------------------- 11
DIVIDENDS, CAPITAL GAINS AND TAXES --------------------------------------- 12
PRICING OF SHARES -------------------------------------------------------- 14
FINANCIAL HIGHLIGHTS ----------------------------------------------------- 15
NOTICE OF PRIVACY POLICY ------------------------------------------------- 16
CONTACT INFORMATION --------------------------------------------- Back Cover
--------------------------------------------------------------------------------

[Logo] FUND SUMMARY

INVESTMENT OBJECTIVE

The Funds investment objective is long-term growth of capital.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES


The Fund is non-diversified and intends to pursue its objective by focusing on equity investments in a smaller number of companies, and/or in a more limited number of sectors (clusters of related industries), than diversified mutual funds. The Fund is flexibly managed, with the ability to invest in equity, debt and fixed income securities, in different industry sectors and in foreign issuers. The Fund may invest in companies regardless of the size of their market capitalization, but primarily invests in companies with market capitalizations of at least $30 million. The investment manager invests both in companies that are attractively valued and that have the potential for growth. The Fund may invest in debt and fixed income securities of any maturity.


Should the investment outlook of the investment manager so warrant, the Fund may use a variety of investment techniques designed to capitalize on declines in the market prices of equity securities or declines in market indexes. For example, the Fund may establish short positions in specific securities or stock indices through short sales. The Fund may engage in short sales when the investment manager anticipates a decline in the market price of a security.

The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. The Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

In making an investment decision, the investment manager analyzes:

  o the overall economic factors that may affect a potential investment, and

  o certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

The investment manager will sell a security if it determines that:

  o  its investment expectations are not being met,

  o  better opportunities are available, or

  o  its price objective has been attained.

SUMMARY OF PRINCIPAL RISKS

Like all mutual funds, you may lose money if you invest in the Fund. As a NON-DIVERSIFIED mutual fund, the Fund is able to take larger positions in a smaller number of companies than a diversified fund. Therefore, when the value of one of the Funds holdings changes, this is likely to have a greater effect on the Funds overall performance than on the performance of a diversified fund.

The Funds investments are subject to the MARKET RISKS inherent in all securities. This means that you may lose money on your investment due to a fall in prices of stocks or periods of below-average performance in the stock market.

The Funds investment in any given SECTOR exposes the Fund to that sectors risks. The Funds performance could be negatively affected if it invests heavily in a sector that performs poorly. A sectors performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile.


Investments in SMALL AND MEDIUM-SIZED COMPANIES involve greater risk than is customarily associated with more established companies because these stocks may be more volatile and have returns that vary significantly from the overall market.


The Funds use of SHORT SALES involves additional investment risks and transaction costs. While short sales can be used to further the Funds investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Funds return or result in losses, which potentially may be unlimited.

The Funds BORROWING may increase the Funds volatility, and interest and other borrowing costs may exceed the gain on securities purchased with borrowed funds.

The Fund may invest in FOREIGN ISSUERS, which are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of changes in foreign currency exchange rates. The Fund may invest in these issuers directly or indirectly through depository receipts (receipts representing the right to receive the securities of foreign issuers deposited in U.S. banks or a U.S. branch of a foreign bank).

Because the Fund may also invest in debt and fixed-income securities, it is subject to CREDIT RISK (the risk that the obligor will default in the payment of principal and/or interest) and to INTEREST RATE RISK (the risk that the market value of the securities will decline as a result of increases in market rates of interest). The Funds investments in debt securities also are subject to MATURITY RISK, meaning that investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

[Logo] PAST PERFORMANCE

The bar chart and table on the next page show the Funds annual returns and its long-term performance, and provide some indication of the risks of investing in the Fund.

The bar chart shows how the Funds performance has varied from year to year. The table compares the Funds performance over time for the periods indicated to that of the Standard and Poors 500 Composite Index, a widely recognized unmanaged index of common stock prices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Actual after-tax returns depend on the investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Both the bar chart and the table assume reinvestment of dividends and distributions. The Funds investment manager voluntarily agreed to waive part or all of its management fees and bear certain expenses associated with operating the Fund, when necessary, from inception (September 3, 1997) through December 31, 2001. Without the fee waivers and reimbursements the Funds total returns for the years 2001, 2000, 1999 and 1998 and the Funds average annual total returns since inception and for the five-year period ended December 31, 2003 would have been lower. The Funds past performance, before and after taxes, does not indicate how the Fund will perform in the future.

-------------------------------------------------------------------------------
                           TOTAL RETURN (as of 12/31)

                           1998                   3.5%
                           1999                   8.5%
                           2000                  53.9%
                           2001                  47.7%
                           2002                 -17.8%
                           2003                  66.5%
-------------------------------------------------------------------------------

During the six-year period shown in the bar chart, the highest quarterly return was 44.4% (for the quarter ended 12/31/00) and the lowest quarterly return was 27.2% (for the quarter ended 9/30/98).

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN (AS OF 12/31/03)

                                                               Since Inception
                                              1 Year    5 Years   (9/3/97)
-------------------------------------------------------------------------------
FUND
Return before taxes                            66.5%     27.5%     20.6%
Return after taxes on distributions            66.5%     26.7%     20.0%
Return after taxes on distributions and
sale of Fund shares                            43.2%     24.1%     18.1%
--------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction for
expenses or taxes)                             28.7%     -0.6%      4.4%
--------------------------------------------------------------------------------


[Logo] EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SCHEDULE OF FEES

--------------------------------------------------------------------------------
Shareholder Transaction Expenses (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases                        None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
  Redemption Fee*                                                         None
  Exchange Fee                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets, based on expenses for year ended 12/31/03)

  Management Fees                                                        0.99%
  Distribution (12b-1) Fees                                               None
  Other Expenses                                                         0.19%
  Total Fund Operating Expenses                                          1.18%

* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire. Exchanges and redemptions of all shares from a CGM Retirement Plan account will incur an account close out fee (currently $5).
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o  you invest $10,000 in the Fund for the time periods indicated;

o  you redeem your shares at the end of each period;

o your investment has a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of the Funds future performance); and

o  the Funds operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Number of years                 1       3       5       10
                              ----    ----    ----    ------
Cost                          $120    $375    $649    $1,432


[Logo] ADDITIONAL INFORMATION ON STRATEGIES AND RISKS

The Funds objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Funds investment manager, are most likely to be important in trying to achieve the Funds investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective. The Funds objective may be changed without shareholder approval.


The Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information
(SAI). The Funds investment manager may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the SAI at any particular time.


The Fund may also depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES

The Fund is non-diversified and intends to pursue its objective by focusing on equity investments in a smaller number of companies, and/or in a more limited number of sectors, than diversified mutual funds. The equity securities the Fund may invest in may include, but are not limited to, common and preferred stocks, convertible securities and warrants. The Fund is flexibly managed, with the ability to invest in different industry sectors and in foreign issuers. The Fund may invest in companies regardless of the size of their market capitalization.

Should the investment outlook of the investment manager so warrant, the Fund may use a variety of investment techniques designed to capitalize on declines in the prices of equity securities of one or more companies or declines in market indexes. For example, the Fund may establish short positions in specific securities or stock indexes through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may also establish long positions in specific securities or stock indexes through options, futures contracts and options on futures.

The Fund may borrow for the purpose of purchasing portfolio securities and other instruments. This involves special risks.

MANAGEMENT STYLE. Rather than following a particular investment style, the Funds investment manager employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, the Funds investment manager will generally employ the following method:

o it uses a top-down approach, meaning that it first analyzes the overall economic factors that may affect a potential investment;

o it then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued; and

o the investment manager will sell a security if it determines that its investment expectations are not being met, better opportunities are available, or its price objective has been attained.

PORTFOLIO TURNOVER. The Funds objective is long-term growth of capital. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Funds investment manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Funds performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders. These distributions will generally be subject to taxes.

The Funds portfolio turnover rate may exceed 300% annually. The Funds investments in short sales and options and futures contracts that mature in less than one year are excluded for purposes of computing the Funds portfolio turnover.

ADDITIONAL INFORMATION ON RISKS

Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Some of these risks are described below. More information about risks appears in the Funds SAI. Remember that you may receive little or no return on your investment in the Fund. You may lose money if you invest in the Fund.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing eco- nomic, political or market conditions, or due to a companys individual situation. The value of the Funds shares will change daily as the value of its underlying securities changes. This means that your Fund shares may be worth more or less when you sell them than when you bought them. Historically, equity securities have been more volatile than debt or fixed-income securities.

LACK OF DIVERSIFICATION. The Fund generally takes larger positions in a smaller number of companies than a diversified fund. Therefore, when the value of one of the Funds holdings changes, this is likely to have a greater effect on the Funds overall performance than on the performance of a diversified fund.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The securities of small and medium capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small and medium cap companies. Investments in small and medium cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the compa-nies may drop. Sometimes, the prices of the securities of small and medium cap companies rise and fall based on investor perception rather than economics. Securities of small and medium cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small and medium cap companies may be more volatile, causing the Funds share price to be volatile. Funds that invest a higher percentage of their assets in small and medium cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies.

SHORT SALES. The Fund's use of short sales involves additional investment risks and transaction costs. While short sales can be used to further the Funds investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Funds return or result in a loss.

The Fund's potential loss from an uncovered short position in an equity security or stock index resulting from a short sale or the sale of a futures contract is unlimited. The Fund also could experience losses if these investment techniques were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

BORROWING. The Fund may borrow money in order to increase its holdings of portfolio securities. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in the Funds portfolio on the Funds net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

FOREIGN ISSUERS. The Fund may invest a portion of its assets in foreign issuers. Investing in foreign issuers involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, risks of changes in currency exchange rates and risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

DEBT AND FIXED-INCOME SECURITIES. While the Fund expects to invest primarily in equity securities, the Fund may also invest in debt and fixed-income securities. Debt and fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity. Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity.

DERIVATIVES. If the Fund invests in derivatives (including options, futures contracts and options on futures) these investments can disproportionately increase losses when stock prices are changing. The Fund may not fully benefit from, or may lose money on, derivatives if the Funds investment manager fails to accurately predict changes in their value.

MANAGEMENT

THE INVESTMENT MANAGER

The Funds investment manager is Capital Growth Management Limited Partnership
(CGM), One International Place, Boston, Massachusetts, 02110. CGM, an investment advisory firm founded in 1990, manages the Funds daily investment and business affairs subject to the policies established by the Funds Board of Trustees. CGM currently manages the portfolios of five mutual funds and of other institutional clients.


In 2003, the Fund paid 0.99% of its average daily net assets in management fees to CGM.


THE PORTFOLIO MANAGER

Mr. G. Kenneth Heebner has been the portfolio manager of the Fund since its inception in 1997. In 1990, Mr. Heebner founded CGM with Mr. Robert L. Kemp. Prior to establishing CGM, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. In addition to the Fund, he currently manages other mutual funds for which CGM serves as adviser.

[Logo] HOW TO PURCHASE SHARES

The Fund sells its shares directly to investors without any sales load.

NEW ACCOUNTS

You may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and check, made payable to CGM Focus Fund, to:

The CGM Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see Shareholder Services Retirement Plans) and accounts set up under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

CUSTOMER IDENTIFICATION PROGRAM


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open a new account to buy shares of the Fund, the Fund or your Financial Intermediary may ask for your name, address, date of birth, and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.


EXISTING ACCOUNTS

After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

You must include either the Additional Investment Stub detached from an account statement or a note containing sufficient information to identify the account (i.e. the Fund name, your account number, your name and social security number). Subsequent investments must be at least $50.

PAYMENT BY CHECK

If you pay for Fund shares by check, your check should be in U.S. dollars and made payable to CGM Focus Fund. Starter checks, money orders, third party checks (i.e. checks not payable to CGM Focus Fund) and checks drawn on credit card accounts are generally not accepted.

PAYMENT BY WIRE

You may also make subsequent investments by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Focus Fund, Shareholder Name, Shareholder Account Number. Your bank may charge you a fee for transmitting funds by wire.

ADDITIONAL INFORMATION

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Fund or CGM Shareholder Services for details.

An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Funds system for recording investments eliminates the problems of handling and safekeeping certificates.

The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for shares to the Fund. Shares of the Fund may be purchased through certain broker-dealers or service organizations who may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.


The price you pay will be the per share net asset value next calculated after your proper investment order is received by CGM Shareholder Services.


The Fund may reject any purchase order and may suspend, change or withdraw the offering of its shares.


The Fund is not intended as a vehicle for market timing or trading on short term fluctuations in securities markets. Accordingly, the Fund seeks to prevent market timing or excessive trading in its shares. However, the Fund may not always be able to prevent these activities. Market timing or excessive trading in Fund shares may adversely affect the Funds investment performance for longer term shareholders.


[Logo] SHAREHOLDER SERVICES

The Fund offers the following shareholder services as more fully described in the Funds SAI. Explanations and forms are available from the Fund.

EXCHANGE PRIVILEGE

You may exchange your shares of CGM Focus Fund for shares of certain other CGM Funds. You may exchange shares of CGM Focus Fund for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder in CGM Capital Development Fund continuously since that date. CGM Capital Development Fund is closed to other investors except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the SAI.


All exchanges are free of charge, except exchanges of all shares from a CGM Retirement Plan account, which will incur an account close out fee (currently $5). You may make an exchange by written instruction or, if a written authorization for telephone exchange is on file with CGM Shareholder Services, you may call 800-343-5678. See Telephone Transactions on page 11. Exchange requests cannot be revoked once they have been received in good order. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. The exchange price you receive will be the per share net asset value next calculated after your exchange request (in good order) is received by CGM Shareholder Services.


Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement.


You should not view the exchange privilege as a means for taking advantage of short-term swings in the market. Excessive trading can negatively impact Fund performance and shareholders. Therefore, the Fund limits the number of exchanges you can make to four exchanges per account (or two round trips out of the Fund and back again) per calendar year. The Fund reserves the right to waive these restrictions on exchanges and multiple redemptions in its discretion. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

The Fund may terminate or change the terms of the exchange privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. If checks are returned to the Fund as undeliverable or remain uncashed for more than six months, the plan will be cancelled. Any undeliverable or uncashed check(s) will be cancelled and the amount(s) will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the check(s). No interest will accrue on amounts represented by uncashed distribution or redemption checks. The Fund may terminate or modify the SWP at any time.

AUTOMATIC INVESTMENT PLAN (AIP)

Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable.

You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

The Funds shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts, and Money Purchase Pension and Profit Sharing Plans (CGM Retirement Plans).

CONFIRMATION STATEMENTS

Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SHAREHOLDER REPORTS

Shareholders will receive the Funds financial statements and a summary of the Funds investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund at 800-345-4048.

[Logo] HOW TO SELL SHARES

You can sell (redeem) all or part of your shares in the Fund in three different ways:

o by sending a written request for a check or wire representing the redemption proceeds,

o except for CGM Retirement Plans, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your address of record, which has not changed in the prior three months), or

o except for CGM Retirement Plans, by making a telephone request for redemption proceeds to be wired to a bank account that you have predesignated.


The redemption price will always be the net asset value per share next determined after the redemp-tion request is received by CGM Shareholder Services in good order (including any necessary documentation) prior to the close of the New York Stock Exchange, normally 4 p.m., EST. Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.


For federal income tax purposes, a redemption is a taxable event and may result in a taxable gain or loss.

WRITTEN REDEMPTION REQUESTS

If you elect to redeem shares in writing, send your written request to:

CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, Massachusetts 02266-8511

For your protection, e-mail requests are not acceptable.

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions (unless wire instructions have already been established on your account). All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services at 800-343-5678 in advance to determine whether additional documentation will be required before you send a redemption request.

Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.


If you are redeeming shares worth more than $25,000, requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your address of record (or sent to your address of record if such address has been changed within the previous three months), or requesting that the proceeds be wired to a bank account that you have not predesignated, you must have your signature guaranteed by an eligible guarantor institution. A signature guarantee may be executed by any eligible guarantor that participates in the Securities Transfer Agents Medallion Program 2000 (STAMP 2000). Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A non-STAMP 2000 guarantor or a guarantee by a Notary Public are not acceptable.


If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

TELEPHONE REDEMPTION REQUESTS

If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See Telephone Transactions on page 11. Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account (provided the address has not changed within the previous three months and you are redeeming $25,000 or less) or by having a wire sent to a bank account you have previously designated.

Telephone redemptions by check are available to all shareholders of the Fund (except CGM Retirement Plans) automatically unless this option is declined in the application or otherwise in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing a Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.



A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange, normally 4 p.m., EST. If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.


Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on a Service Options Form with a signature guarantee.

REDEMPTION PROCEEDS

Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within five business days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within five business days following receipt of a proper redemption request.

If you purchased your Fund shares by check (or through an automatic investment plan) and elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from an investment until the Fund can verify that your check (or automatic investment plan investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashiers check, certified check or treasurers check.


If checks representing redemption proceeds are returned undeliverable or remain uncashed for six months, the checks will be cancelled and the proceeds will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If wire redemption proceeds are rejected by the pre-designated bank the Fund may, in its discretion: rewire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of reinvestment.


POSTPONEMENT OF REDEMPTION PROCEEDS OR SUSPENSION OF REDEMPTION RIGHT

The Fund may postpone payment of redemption proceeds for up to seven days from the date of the redemption. The Fund may not postpone payment for more than seven days or suspend the right of redemption, except: when the New York Stock Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors. The Fund also may postpone payment for more than seven days if you purchased your Fund shares by check (or through an automatic investment plan) and redeem shares within 15 days of the purchase as described in the preceding section.

REDEMPTION IN KIND

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interests of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

MINIMUM ACCOUNT BALANCE AND AUTOMATIC REDEMPTION

Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Funds intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The mini-mum does not apply to CGM Retirement Plans or accounts set up under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

[Logo] TELEPHONE TRANSACTIONS

You may initiate three types of transactions by telephone:

o telephone exchanges;

o telephone redemptions by wire; and

o telephone redemptions by check.

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

You must select the telephone exchange privilege and/or telephone redemption by wire privilege when you fill out your initial application or you may select either option later by completing a Service Options Form (with a signature guarantee) available from CGM Shareholder Services. The telephone redemptions by check privilege is available automatically unless you decline this option in the application or otherwise in writing.

The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) Custodial Accounts or for Money Purchase Pension and Profit Sharing accounts under a CGM Retirement Plan for which State Street Bank is the custodian or trustee.

The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Fund or CGM Shareholder Services by telephone. In this case, please consider sending written instructions. E-mail instructions are not accepted.

[Logo] DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

Any income dividends and capital gains distributions are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees.

You may elect to receive income dividends or capital gains distributions, or both, in additional shares of the Fund or in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request (not by e-mail) to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form with a signature guarantee. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution.

If you elect to receive distributions in cash and checks are returned undeliverable or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

TAXATION OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares.


Noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as qualified dividend income provided that certain holding periods are satisfied. Qualified dividend income generally is income derived from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned your shares in the Fund. Other distributions are generally taxable as ordinary income. A portion of the dividends paid by the Fund will normally be eligible for the dividends-received deduction for corporate shareholders. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing your tax basis in your shares, and then, to the extent the distribution exceeds your tax basis, as a taxable gain from the sale of your shares.


A distribution will be treated as paid by the Fund and received by you on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

Fund distributions will reduce the Funds net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

FOREIGN TAXES. If the Fund invests in foreign issuers, it may be subject to foreign taxes on income earned on those securities and most likely will not be eligible to elect to pass through such foreign income taxes to you.
Therefore, you should not expect to be able to claim a foreign tax credit or deduction with respect to those taxes.

DISPOSITION OF SHARES. The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange for shares of another fund, is generally a taxable event and may result in a short-term or long-term capital gain or loss, generally depending upon how long you held your shares. You are responsible for any tax liabilities generated by your sales or other dispositions of Fund shares.

NON-U.S. PERSONS. If you are neither a citizen nor a resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

BACKUP WITHHOLDING. The Fund is required, in certain circumstances, to apply backup withholding at the rate of 28% on taxable dividends, capital gains distributions, redemption proceeds and certain other payments that are paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholders normal federal income tax liability if the shareholder files a timely return. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

GENERAL INFORMATION. The shareholder servicing agent will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you may receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Some restrictions apply. In limited circumstances, your actual cost basis may differ from your CGM account cost basis. Your CGM account cost basis will be calculated using the single category average cost method, which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements. For more information, please call 800-343-5678.
Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Dividend distributions, capital gains distributions and gains on redemptions and exchanges may also be subject to state, local and foreign taxes. A portion of the Funds income derived from certain U.S. Government obligations may be exempt from state and local taxes. Each year the Fund will indicate the portion of the Funds income, if any, which is derived from such obligations.

The tax discussion set forth in this prospectus applies only to those shareholders who hold Fund shares as capital assets and is included for general information only. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

[Logo] PRICING OF SHARES

The share price or net asset value per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the New York Stock Exchange (normally 4 p.m. Eastern time) on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the SAI.

Trading may take place in foreign issuers held by the Fund on days when the Fund is not open for business. As a result, the Funds net asset value may change on days on which it is not possible to purchase or sell shares of the Fund.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Funds financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been examined by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds financial statements, is included in the Funds Annual Report, which may be obtained from the Fund free of charge.

CGM FOCUS FUND

                                                                        FOR THE YEAR ENDED
                                                                           DECEMBER 31,
                                               -----------------------------------------------------------------
                                                 2003           2002           2001          2000         1999
                                               --------       --------       --------       -------      -------
For a share of the Fund outstanding
throughout the year:
Net asset value at beginning of year .......   $  17.98       $  21.87       $  15.80       $ 10.50      $  9.71
                                               --------       --------       --------       -------      -------
Net investment income (loss)(a) ............      (0.21)(b)      (0.21)(b)       0.01          0.36         0.03
Dividends from net investment income .......       --             --            (0.01)        (0.36)       (0.03)
Net realized and unrealized gain (loss)
  on investments ...........................      12.16          (3.68)          7.51          5.30         0.79
Distribution from net realized gain ........       --             --            (1.44)         --           --
                                               --------       --------       --------       -------      -------
Net increase (decrease) in net asset value .      11.95          (3.89)          6.07          5.30         0.79
                                               --------       --------       --------       -------      -------
Net asset value at end of year .............   $  29.93       $  17.98       $  21.87       $ 15.80      $ 10.50
                                               ========       ========       ========       =======      =======
Total Return (%) ...........................       66.5          (17.8)          47.7(c)       53.9(c)       8.5(c)
Ratios:
Operating expenses to average net assets (%)       1.18           1.20(d)        1.20(d)       1.21(d)      1.21(d)
Operating expenses to average net assets
  before expense limitation (%) ............        N/A            N/A           1.32          1.65         1.55
Net investment income (loss) to average
  net assets (%) ...........................      (0.92)         (0.98)          0.11          3.02         0.23
Portfolio turnover (%) .....................        204            155            254           551          288
Net assets at end of period
  (in thousands) ($) .......................    775,499        383,983        249,562        78,889       68,876

(a) Net of reimbursement which amounted to ($)      N/A            N/A           0.01          0.05         0.04

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) The total return would have been lower had certain expenses not been reduced during the period.

(d) Includes the dividend expense on short sales.

[Logo] NOTICE OF PRIVACY POLICY

The CGM Funds are committed to preserving the confidentiality of personal information provided by their investors and prospective investors. As part of this commitment, the CGM Funds have adopted a Customer Privacy Policy concerning the collection and disclosure of nonpublic personal information regarding investors and prospective investors in the CGM Funds.

This section explains the Customer Privacy Policy. In the paragraphs below, the words we and us refer to the CGM Funds. The words you and your refer to individual investors and prospective investors in the CGM Funds.

CUSTOMER PRIVACY POLICY

INFORMATION COLLECTED. As we work together to achieve your investment goals, you will often share with us personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the CGM Funds, your banking arrangements, information on your family members, and your social security number. We collect this information in order to properly handle your account and provide you with other services. WE CONSIDER PROTECTING YOUR PERSONAL AND FINANCIAL INFORMATION A VITAL PART OF OUR JOB.

ACCESS TO INFORMATION. Our personnel have limited access to your personal and financial data based on their job functions. All of our personnel are instructed to comply with confidentiality rules designed to protect your personal and financial information. If we determine that our personnel have failed to follow these rules, they will be subject to disciplinary action.

USE AND DISCLOSURE OF INFORMATION. We may use your personal and financial information and share it with our affiliates in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. In particular, we do not sell our mailing list to other businesses so they can offer and sell you goods and services that are unrelated to the CGM Funds.

We use custodians, transfer agents, mailing houses, and other third party businesses to process initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We may disclose any of the personal and financial information that we collect about you with these other businesses. We obtain from these businesses confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal and state laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us, including your personal and financial information. We will comply with these laws to the extent we are required to do so.

In addition, we may make other disclosures to non-affiliated third parties as permitted by law. For example, we may disclose your non-public personal information to law enforcement agencies or computer security consultants for the purpose of protecting against fraud and unauthorized transactions or in order to maintain the confidentiality of our records. We may also disclose your non-public personal information to our attorneys and accountants.

                                      NOTES
                                      -----

                                      NOTES
                                      -----

                                      NOTES
                                      -----

CONTACT INFORMATION ---------------------------------------------------------


CGM FOCUS FUND
c/o The CGM Funds
222 Berkeley Street, Ste. 1013
Boston, MA 02116


SHAREHOLDER SERVICING AGENT
CGM Shareholder Services
c/o Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266

INVESTMENT MANAGER
Capital Growth Management
Limited Partnership
One International Place
Boston, MA 02110

TRANSFER AND DIVIDEND PAYING AGENT
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

--------------------------------------------------------------------------------
More information about this Fund is available free by calling 800-345-4048, including the following:

ANNUAL/QUARTERLY REPORTS

Additional information about the Funds investments is available in the Funds annual and quarterly reports to shareholders. In the Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the   Fund and is incorporated
into this prospectus by reference (i.e. is legally considered part of it).


For additional information about:
o Account procedures/status            o Prospectuses
o Redemptions                          o SAI
o Exchanges                            o Annual/Quarterly Reports
o New account procedures               o Performance
                                       o Proxy Voting Policies

  Call 800-343-5678                      Call 800-345-4048

Information about the Fund (including the SAI and annual report) is also available from the Securities and Exchange Commission. You can find it on the SECs Internet site at http://www.sec.gov. You can receive copies of Fund information upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SECs Public Reference Section, Washington, DC 20549-0102. Information can also be reviewed and copied at the SECs Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

                                                             SEC File No. 811-82

FFP04

                                 CGM MUTUAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION


May 1, 2004

This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Mutual Fund. This Statement is not a prospectus and should be read in conjunction with the CGM Mutual Fund Prospectus dated May 1, 2004 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained by writing to: CGM Trust, c/o The CGM Funds Investor Services Division, 222 Berkeley St., Suite 1013, Boston, Massachusetts 02116, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to shareholders dated December 31, 2003 is incorporated by reference into this Statement. A copy of the Annual Report accompanies this Statement.


MSAI04

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION ..............................................................    1
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS .....................    1
FUNDAMENTAL INVESTMENT RESTRICTIONS .......................................    5
PORTFOLIO TURNOVER ........................................................    6
MANAGEMENT OF THE FUND ....................................................    7
INVESTMENT ADVISORY AND OTHER SERVICES ....................................   10
         Advisory Agreement ...............................................   10

         Custodial Arrangements ...........................................   13

         Independent Accountants ..........................................   13
         Other Arrangements ...............................................   13
         Codes of Ethics ..................................................   13

PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................   14

DESCRIPTION OF THE TRUST ..................................................   15

         Shareholder Rights ...............................................   16
         Shareholder and Trustee Liability ................................   17

ADVERTISING AND PERFORMANCE INFORMATION ...................................   17
         Calculation of Total Return ......................................   17
         Performance Comparisons ..........................................   19

NET ASSET VALUE AND PUBLIC OFFERING PRICE .................................   21
HOW TO PURCHASE SHARES ....................................................   22
SHAREHOLDER SERVICES ......................................................   22
         Open Accounts ....................................................   22
         Systematic Withdrawal Plans ("SWP") ..............................   22

         Exchange Privilege ...............................................   23

         Automatic Investment Plans ("AIP") ...............................   24
         Retirement Plans .................................................   25

         Transfer on Death Accounts .......................................   25

         Address Changes ..................................................   26
REDEMPTIONS ...............................................................   26
         Redeeming by Telephone ...........................................   27
         Check Sent to the Address of Record ..............................   27

         Proceeds Wired to a Predesignated Bank ...........................   27

         All Redemptions ..................................................   28
INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS ..............   28
PROXY VOTING GUIDELINES AND PROCEDURES ....................................   34
FINANCIAL STATEMENTS ......................................................   34

APPENDIX A - RATINGS ......................................................  A-1

APPENDIX B - PROXY VOTING GUIDELINES AND PROCEDURES .......................  B-1

INTRODUCTION

CGM Mutual Fund (the "Fund") is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company, and is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust and the Fund's name was changed to CGM Mutual Fund.


Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not necessarily for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS. SEE APPENDIX A FOR A DESCRIPTION OF CREDIT RATINGS.

FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

   o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

   o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

   o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

   o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITORY RECEIPTS. The Fund may invest in securities of non-U.S. issuers directly and through investments in depository receipts. American Depository Receipts ("ADRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.


NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P"), or their equivalent as determined by the Investment Manager), including up to 10% of its total assets in debt or fixed-income securities rated at the time of investment Caa or lower by Moody's or CCC or lower by S&P, or their equivalent as determined by the Investment Manager. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. High yield securities are subject to the following risks, in addition to those described in the Prospectus:

   o High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

   o High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

   o The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

   o It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements which are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period and (3) inability to enforce rights and the expenses involved in attempted enforcement.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.


TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Issue any senior securities, except as it may be permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;

(2) Act as underwriter of securities issued by others;

(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts;

(4) Make loans (for purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan);

(5) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies or instrumentalities;

(6) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies or instrumentalities; or

(7) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

Although the Fund's investment objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although it may only have held those securities for a short period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to the volatility of economic and market conditions, and the Fund anticipates similar variations in the future.

MANAGEMENT OF THE FUND

The Fund is supervised by the board of trustees (the "Board") of the Trust. The Board is responsible for the general oversight of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with CGM, as described in the table below. Each trustee serves during the continued lifetime of the Trust or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.


The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each interested trustee and officer is One International Place, Boston, Massachusetts 02110. Correspondence intended for the trustees who are not "interested persons" of the Trust may be sent c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.

                                                                                                                NUMBER OF FUNDS
                                                                                                                IN THE CGM FUNDS
NAME, ADDRESS AND AGE            POSITION HELD AND LENGTH       PRINCIPAL OCCUPATION DURING PAST 5 YEARS        COMPLEX OVERSEEN
                                      OF TIME SERVED                 AND OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEES
G. Kenneth Heebner*              Trustee since 1993             Employee, CGM; Part Owner, Kenbob, Inc.                4
age 63                                                          (managing partner of CGM)

Robert L. Kemp*                  Trustee since 1990             Employee, CGM; Part Owner, Kenbob, Inc.                4
age 71                                                          (managing partner of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown                   Trustee since 1993             Counsel (formerly, Partner), Harter, Secrest           4
age 63                                                          & Emery LLP (law firm); Trustee, TT
                                                                International U.S.A. Master and Feeder
                                                                Trusts (four mutual funds)

Laurens MacLure                  Trustee since 1990             Retired; formerly President and Chief                  4
age 78                                                          Executive Officer, New England Deaconess
                                                                Hospital; formerly Trustee, New England
                                                                Zenith Fund; formerly Director,
                                                                Massachusetts Blue Cross/Blue Shield

James Van Dyke Quereau, Jr.      Trustee since 1993             Managing Partner and Director, Stratton                4
age 55                                                          Management Company (investment management);
                                                                Director and Vice President, Semper Trust Co.

J. Baur Whittlesey               Trustee since 1990             Member, Ledgewood Law Firm, P.C.                       4
age 57

OFFICERS
G. Kenneth Heebner*              Vice President since 1990      Employee, CGM; Part Owner, Kenbob, Inc.                4
age 63                                                          (managing partner of CGM)

Robert L. Kemp*                  President since 1990           Employee, CGM; Part Owner, Kenbob, Inc.                4
age 71                                                          (managing partner of CGM)

Kathleen S. Haughton*            Vice President since 1992      Employee - Investor Services Division, CGM             4
Address: 222 Berkeley Street,    and Anti-Money Laundering
Boston, Massachusetts 02116      Compliance Officer since
age 43                           2002

Leslie A. Lake*                  Vice President and             Employee - Office Administrator, CGM                   4
age 59                           Secretary since 1992

Martha I. Maguire*               Vice President since 1994      Employee - Funds Marketing, CGM                        4
age 48

Mary L. Stone*                   Assistant Vice President       Employee - Portfolio Transactions, CGM                 4
age 59                           since 1990

Jem A. Hudgins*                  Treasurer since 2004 and       Employee -  CGM; formerly Vice President -             4
age 41                           Vice President since 2001      Tax and Treasury, AEW Capital Management L.P.

W. Dugal Thomas*                 Vice President since 1992      Employee - Director of Marketing, CGM                  4
age 66

The Trust has a Trustees Committee. The members of the Trustees Committee are all of the disinterested trustees of the Trust. The responsibilities of the Committee are to: (1) perform the specific tasks assigned to disinterested trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts with respect to each of the series of the Trust;
(2) oversee the audit process for the series of the Trust, (3) review on a periodic basis the governance structures and procedures of the series of the Trust, (4) review proposed resolutions of conflicts of interest that may arise in the business of the series of the Trust, and may have an impact on the shareholders of those series; and (5) provide general oversight of the series of the Trust on behalf of shareholders. The Trustees Committee met six times during the fiscal year ended December 31, 2003. The Trustees Committee does not have a procedure to consider nominees recommended by shareholders.

The following table shows the trustees' ownership in the Fund and in all registered investment companies in the CGM Funds complex overseen by the trustees, as of December 31, 2003.


                                                       AGGREGATE DOLLAR RANGE OF
                                 DOLLAR RANGE OF       EQUITY SECURITIES IN ALL
                                     EQUITY             FUNDS IN THE CGM FUNDS
                                  SECURITIES IN         COMPLEX OVERSEEN BY THE
   NAME OF TRUSTEE                  THE FUND                   TRUSTEES

INTERESTED TRUSTEES
G. Kenneth Heebner              $10,001 - $50,000           Over $100,000

Robert L. Kemp                    Over $100,000             Over $100,000

DISINTERESTED TRUSTEES
Peter O. Brown                         none                 Over $100,000

Laurens MacLure                   Over $100,000             Over $100,000


James Van Dyke Quereau, Jr.            none                     none

J. Baur Whittlesey              $50,001 - $100,000          Over $100,000

As of April 2, 2004, the trustees and officers of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.

The Trust pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Trustees and officers receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Fund to its trustees for the year ended December 31, 2003:


---------------------------------------------------------------------------------------------------------------------
                                                      PENSION OR
                                                      RETIREMENT
                                                       BENEFITS          ESTIMATED
                                    AGGREGATE         ACCRUED AS           ANNUAL                COMPENSATION
                                  COMPENSATION       PART OF FUND      BENEFITS UPON       FROM THE TRUSTS AND FUND
NAME OF TRUSTEE                     FROM FUND          EXPENSES          RETIREMENT      COMPLEX PAID TO TRUSTEES (A)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
G. Kenneth Heebner                     None              None               None                     None
---------------------------------------------------------------------------------------------------------------------
Robert L. Kemp                         None              None               None                     None
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------

Peter O. Brown                        $9,836             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
Robert B. Kittredge (b)               $9,836             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
Laurens MacLure                       $9,836             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
James Van Dyke Quereau, Jr.           $9,836             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
J. Baur Whittlesey                    $9,836             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------

(a) The Fund Complex is comprised of two Trusts with a total of four funds.

(b) Mr. Kittredge passed away in January 2004.


INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

CGM serves as investment manager of the Fund under an advisory agreement approved by the shareholders of the Fund at a special meeting held on December 12, 1996 and effective as of December 13, 1996. CGM has served as investment manager of the Fund since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis-Sayles, whose Capital Growth Management Division was reorganized into CGM on that date. The Fund has been continuously managed since 1981 by G. Kenneth Heebner.


Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 0.90% of the first $500 million of the Fund's average daily net asset value, 0.80% of the next $500 million of such value and 0.75% of such value in excess of $1 billion. Commencing July 1, 2003, CGM has agreed to voluntarily waive a portion of its management fee, lowering the annual rate to 0.72% of the Fund's average daily net assets. This waiver may be discontinued at any time without further notice. While, without giving effect to the voluntary fee waiver, the annual percentage rates at which CGM is compensated are higher than that paid by most other investment companies, it is comparable to the fees paid by many investment companies having investment objectives and policies similar to those of the Fund. For the fiscal years ended December 31, 2001, 2002 and 2003, the advisory fee paid to CGM in respect of services rendered to the Fund amounted to $4,806,762, $4,227,150 and, taking into account the voluntary fee waiver from July 1, 2003, $3,255,088, respectively. For the fiscal year ended December 31, 2003, the advisory fee that would have been payable to CGM for services rendered to the Fund absent the voluntary fee waiver amounted to $3,644,174.

In considering renewal of the advisory agreement, during meetings held in April 2003, the trustees considered the quality of the investment advisory and administrative services provided by CGM to the Fund. The trustees were satisfied with the quality of these services and noted with approval the caliber of the CGM employees who worked on the Fund.

The trustees reviewed the levels of advisory fees, including the plans of CGM to provide the voluntary fee waiver, and other expenses borne by the Fund and compared them with those of other mutual funds. The trustees found that the overall expenses of the Fund were reasonable and compared favorably with the expenses of many other comparable mutual funds. The trustees reviewed the information supplied by CGM concerning its profits in relation to the Fund and did not find these profits to be excessive.

The trustees reviewed the performance of the Fund and compared the Fund's performance with market indices, the performance of other mutual funds and with the performance of other CGM clients. In considering the Fund's performance the trustees took note of the difficult market climate in recent years and recent levels of subscriptions for, and redemptions of, Fund shares.


The trustees reviewed the brokerage expenses of the Fund and CGM's use of soft dollar arrangements. The trustees considered the level of brokerage charges, the products and services obtained by CGM with soft dollars, and the percentage of total commissions allocated to soft dollars. The trustees reviewed the compliance and controls procedures which had been implemented by CGM.

Based upon their review, the trustees concluded that the advisory agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The trustees also concluded that the fees provided in the advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing, registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Kenbob, Inc., an investment advisory firm of which Robert L. Kemp and G. Kenneth Heebner are the owners, is the sole general partner of CGM. CGM currently also acts as investment adviser to CGM Capital Development Fund, CGM Realty Fund, CGM Focus Fund and one other mutual fund portfolio. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

INDEPENDENT ACCOUNTANTS


The Fund's independent accountants are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, reviews the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


OTHER ARRANGEMENTS


Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. For the services rendered to the Fund for the 2001, 2002 and 2003 fiscal years, CGM was reimbursed in the amounts of $80,000, $80,000 and $72,000, respectively.


CODES OF ETHICS


The Fund and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of the Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. There can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund.


CGM may pay fees to brokers that make the Fund's shares available to their clients. The Fund will not be responsible for any such fees.

The Fund's Trustees (together with the Trustees of certain other CGM funds) have directed CGM to allocate a total of $125,000 of brokerage commissions from certain CGM funds (including the Fund) to Lynch, Jones & Ryan for the purpose of obtaining certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and CGM).

Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution for a transaction, CGM may consider purchases of shares of funds managed by CGM by customers of brokers as a factor in the selection of brokers to execute portfolio transactions for the Fund.

In 2003, brokerage transactions of the Fund aggregating $2,002,484,476 were allocated to brokers providing research services and $3,311,258 in commissions were paid on these transactions. During 2001, 2002 and 2003, the Fund paid total brokerage fees of approximately $3,067,842, $3,227,151 and $3,311,258, respectively.


DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.


On March 31, 2004, there were 20,226,049.871 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 5,403,653.822 shares -- about 26.7% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


For the one, five and ten year periods ended December 31, 2003, the Fund's average annual total return was 39.7%, 1.8% and 5.9%, respectively. For the one, five, and ten year periods ended December 31, 2003, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 39.7%, 9.3% and 77.6%, respectively. If CGM had not voluntarily waived a portion of its management fee, lowering the daily rate to 0.72% of average annual net assets commencing July 1, 2003, the Fund's total return for the one-year, five-year and ten-year periods would have been lower.


In computing the above performance information for the Fund, no adjustment is made for a shareholder's tax liability on taxable dividends and capital gains distributions.

The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest individual marginal federal income tax rate then in effect. State and local taxes are disregarded. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Average annual total return (after taxes on distributions) is computed as follows:

        P(1+T)\n/ = ATV/D\

Where:   P        =  a hypothetical initial payment of $1,000.
         T        =  average annual total return (after taxes on distributions).
         n        =  number of years
         ATV/D\   =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions and sale of fund shares) is computed as follows:

        P(1+T)\n/ = ATV/DR\

Where:   P        =  a hypothetical initial payment of $1,000.
         T        =  average total return (after taxes on distributions and
                     redemption).
         n        =  number of years.
         ATV/DR\  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 115,000 mutual funds worldwide. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.

Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Morningstar rates mutual funds from one to five stars based on how well they've performed (after adjusting for risk and accounting for all sales charges) in comparison with similar funds. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.

Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. Value Line uses a dual ranking system whereby each fund receives an Overall Rank, measuring various performance criteria taking risk into account, and a Risk Rank, to show the total level of risk the fund has assumed. Funds are ranked from 1 to 5, with 1 being the Highest Overall Rank (the best risk adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.

From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBS, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, U.S. News and World Report, Kiplinger's Personal Finance, and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.


NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or in the case of the NASDAQ National Market System, at the NASDAQ official closing price) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form or the appropriate retirement plan distribution form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the appropriate form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be canceled, such undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE


A shareholder may exchange shares of the Fund for shares of CGM Capital Development Fund and certain other CGM Funds; however, shares of CGM Capital Development Fund may only be exchanged for if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of CGM, and counsel to CGM Capital Development Fund and CGM. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips out of the Fund and back again) per calendar year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides. The Fund reserves the right to waive these restrictions on exchanges in its discretion.


Exchanges may be made on any day the New York Stock Exchange is open. Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. Exchange requests must be received prior to 4:00 p.m. Eastern time. Telephone exchange requests will not be accepted after 4:00 p.m. Eastern time. If a written exchange request is received after 4:00 p.m. Eastern time, it will be priced at the net asset value determined on the next business day. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation. In addition, under applicable anti-money laundering regulations, exchange requests may be suspended, restricted, cancelled, or processed with proceeds withheld.

For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

TRANSFER ON DEATH ACCOUNTS

The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. To open a TOD account please follow the instructions in the Fund application or call 800-343-5678. Please note that the TOD option for a joint account becomes effective upon the death of all of the registered owners. At that time the listed beneficiary becomes the owner of the account. The beneficiary for a joint account must be the same for all owners.

The terms of TOD registrations and accounts are governed by certain TOD rules ("TOD Rules"). Please contact CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or call 800-343-5678, for a copy of the TOD Rules. By opening a TOD account, you agree to be bound by the TOD Rules.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."


Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution that participates in the Securities Transfer Agents Medallion Program 2000 (STAMP2000). Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. The STAMP 2000 Program differs from the previous Medallion Guarantee format by including a unique bar code within the stamp. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A non-STAMP 2000 guarantee or a guarantee by a Notary Public are not acceptable.

As noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior three months. If the address of record has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.


REDEEMING BY TELEPHONE


There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. Eastern time (on a regular business day). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.


CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

PROCEEDS WIRED TO A PREDESIGNATED BANK


A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever a Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. If wire redemption proceeds are rejected by the pre-designated bank, the Fund may, in its discretion, re-wire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of the reinvestment.


ALL REDEMPTIONS


The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Under applicable anti-money laundering regulations, redemption requests may be suspended, restricted, cancelled, or processed with proceeds withheld. Proceeds resulting from a written redemption request will normally be mailed or wired to you within five business days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within five business days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust can not verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.


The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a taxable gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."


Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or fewer and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of the Fund to pay quarterly, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.


As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders. As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (subject to certain modifications) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions paid by the Fund from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Distributions of ordinary dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income," so long as the recipient satisfies certain holding period requirements. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Dividends from REITs will be treated as qualified dividend income only to the extent that the REIT derived its income from qualified dividend income. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Distributions from "passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" are not "qualified dividend income."

The portion of the Fund's dividends that is derived from dividend income from U.S. corporations for corporate shareholders will normally be eligible for the dividends-received deduction if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.


Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

An investment in zero coupon securities, deferred interest securities, payment-in-kind securities, certain stripped securities, and certain securities purchased at a market discount may cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations.

Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.


Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("non-U.S. persons") are generally subject to U.S. federal income tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and such other payments to non-U.S. persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

A shareholder may be subject to backup withholding at the rate of 28% on taxable distributions, redemptions and certain other payments unless such shareholder
(a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are Non-U.S. Persons.


The Fund may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Fund does invest in passive foreign investment companies, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign taxes, a portion of which may be recoverable, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.

As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.


PROXY VOTING GUIDELINES AND PROCEDURES

The Board of Trustees has approved delegating proxy voting discretion to CGM. CGM's detailed proxy voting guidelines and procedures are attached as Appendix B to this SAI.


FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 2003, included in the Fund's Annual Report to Shareholders for the year ended December 31, 2003, are incorporated herein by reference.

                                   APPENDIX A
                                     RATINGS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM DEBT RATINGS:

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE RATINGS:

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                   APPENDIX B

                            CAPITAL GROWTH MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

      The following policies and procedures apply in voting proxies on behalf of accounts for which Capital Growth Management Limited Partnership ("CGM") has voting authority.

      1. CGM's policy is to vote - not abstain from voting - on all issues presented on portfolio securities held for our advisory clients.

      2. All issues presented for securityholder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

      3. CGM recognizes that votes it casts on behalf of certain types of accounts, such as accounts subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and accounts of public entities or pension plans, may be subject to special requirements under governing account or plan documents and applicable law. Paragraph 13 below addresses the special requirements applicable to accounts subject to ERISA. To the extent any provisions of these policies and procedures are not consistent with paragraph 13, those provisions shall not apply to votes cast on behalf of accounts subject to ERISA. Accounts managed by CGM for employee benefit plans which are not governed by ERISA (such as governmental pension plans) may nevertheless involve fiduciary obligations similar to those applicable to ERISA plans; proxy voting requirements for such accounts are addressed on a case by case basis.

      4. Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the "manager"), under the supervision of the CGM Proxy Committee (the "Proxy Committee"). The Proxy Committee shall consist of Robert L. Kemp, G. Kenneth Heebner and Catherine Columb, and such other members who may be appointed by G. Kenneth Heebner from time to time. The Proxy Committee is responsible for reviewing these policies and procedures on at least an annual basis and making any necessary or desirable changes hereto. Managers may, but subject to paragraphs 7, 8, 9 and 13 are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

      5. Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. The provisions of this paragraph 5 shall not apply to client voting instructions in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

      6. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

      7. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

            It is CGM policy to generally vote against: extreme anti-takeover measures. Extreme measures include, but are not limited to establishing a separate class of voting shares; shareholder proposals regarding the exercise of poison pills without stockholder approval; stock option plans that would cause excessive dilution (dilution of 10% or more is unacceptable); and an increase in authorized shares which dilute the interests of present shareholders, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

            The voting policies contained in this paragraph 7 may be superseded where the relevant manager, with the approval of the Proxy Committee, determines that doing so is in the best interest of the beneficial owners of the relevant accounts.

      8. If a manager determines that a proposal deserves special attention, it will be discussed with the Proxy Committee.

      9. All employees of CGM are under a duty to report to the Proxy Committee any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Employees will be periodically notified of this duty.

      10. The Proxy Committee shall consider all potential conflicts of interest brought to its attention pursuant to paragraph 9 hereof or otherwise coming to its attention, and will determine whether there exists a material conflict of interest with respect to the proxies in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM's decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

      11. Where is it determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted. The provisions of this paragraph 11 shall not apply to conflicts of interest in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

      12. CGM shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CGM: (i) a copy of these proxy voting policies and procedures, (ii) proxy statements received regarding client securities, (iii) records of votes cast on behalf of clients,
            (iv) records of client requests for proxy voting information, and
            (v) any documents created by CGM that were material to making a decision how to vote, or that memorialized the basis for the decision. CGM may rely on proxy statements filed on the Securities and Exchange Commission's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CGM that are maintained with a third party, such as a proxy voting service, provided that CGM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

            With respect to proxies voted on behalf of ERISA accounts, CGM shall maintain records with respect to these policies and procedures and the actions taken in individual proxy voting situations, in order to enable the named fiduciary of the applicable plan to determine whether CGM is adhering to applicable proxy voting policies and fulfilling its fiduciary duties to the plan in a manner which justifies the continuation of the advisory appointment. These records may include information regarding (i) the issuer and the meeting, (ii) the issues voted on and a record of the vote, (iii) the number of securities eligible to be voted on the record date on behalf of the client, (iv) the number of securities voted by CGM on behalf of the client, (v) the steps taken to ascertain whether a particular vote was prudent and in the interest of the participants and beneficiaries, and (vi) the reasons for the votes cast.

      13. The following special proxy voting policies apply to the voting of proxies on behalf of accounts subject to ERISA. Except where expressly noted, the following policies apply in addition to and not in lieu of the provisions stated in other sections of these policies and procedures.

            Authority to Vote Proxies. Upon receipt of a request for a proxy vote for an account subject to ERISA, the applicable manager shall ascertain whether it has the duty to vote the proxies or whether this duty has been retained by the trustee or another named fiduciary of the ERISA plan. The determination shall be made by reference to the advisory agreement and plan documents and, where necessary, after consultation with the Proxy Committee. Where general authority to manage ERISA plan assets has been delegated to CGM, CGM will have the authority and duty to vote the proxies unless the advisory agreement and plan documents expressly preclude CGM from voting proxies.

            Voting Guidelines. CGM will vote proxies for accounts governed by ERISA (i) solely in the interests of the plan participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to participants and beneficiaries, (iii) with the care, skill and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (iv) in accordance with the plan documents to the extent consistent with ERISA. In doing so, CGM must consider the factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives (such as the wishes of the plan sponsor).

            Proxy Voting Policies. The applicable manager shall ascertain if the ERISA plan has a proxy voting policy or an investment policy which includes a proxy voting policy. CGM shall follow the policy unless, in the opinion of the Proxy Committee, to do so would be inconsistent with ERISA (if, for example, it would be imprudent or not solely in the interests of the plan participants and beneficiaries in a given instance). Where CGM has proxy voting authority for a pooled investment vehicle which is subject to ERISA, CGM may be subject to the proxy voting policies of more than one plan. In such cases, CGM will seek to reconcile the policies if possible. If the investment policies conflict, it may be necessary for CGM to vote the proxies of the pooled investment vehicle in proportion to each plan's respective investment, unless, in the opinion of the Proxy Committee, to do so would be imprudent or conflict with ERISA.

            Conflicts of Interest. Where the Proxy Committee determines that a material conflict of interest exists regarding proxy votes for ERISA accounts the material conflict shall be disclosed to the named fiduciary of the plan. In the case of a conflict of interest affecting CGM as fiduciary of an ERISA account, mere disclosure of the conflict to the ERISA account client and/or consent by the client to the proxy vote proposed by CGM will generally be insufficient to resolve the conflict in accordance with ERISA. Consequently, CGM, together with the named fiduciary, must determine the procedure for resolution of the conflict of interest consistent with the advisory agreement, the plan documents and ERISA. Depending upon the circumstances, the conflict may be resolved by voting the proxies (i) in accordance with the ERISA plan's pre-determined proxy voting policy, (ii) based upon the recommendations of an independent third party (for example, a proxy voting service) appointed by the named fiduciary, (iii) based upon the recommendations of an independent plan fiduciary, or (iv) based upon the directions of the named fiduciary, accompanied, where necessary, by appropriate amendment(s) of the plan documents and/or the advisory agreement.

      14. CGM shall periodically report to the Trustees of CGM Trust and CGM Capital Development Fund as to actions taken in accordance with these policies and procedures.

      15. CGM will provide clients with a copy of these policies and procedures promptly upon request.

      July 2003

                                 CGM REALTY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


May 1, 2004

This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Realty Fund. This Statement is not a prospectus and should be read in conjunction with the CGM Realty Fund Prospectus dated May 1, 2004 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained without charge from CGM Trust, c/o The CGM Funds Investor Services Division, 222 Berkeley St., Suite 1013, Boston, Massachusetts 02116, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to shareholders dated December 31, 2003 is incorporated by reference into this Statement. A copy of the Annual Report accompanies this Statement.


RSAI04

                                TABLE OF CONTENTS
                                                                            Page

INTRODUCTION...............................................................    1
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS......................    1
FUNDAMENTAL INVESTMENT RESTRICTIONS........................................    7
PORTFOLIO TURNOVER.........................................................    8
MANAGEMENT OF THE FUND.....................................................    9

INVESTMENT ADVISORY AND OTHER SERVICES.....................................   12
         Advisory Agreement................................................   12
         Custodial Arrangements............................................   14

         Independent Accountants...........................................   15
         Other Arrangements................................................   15
         Codes of Ethics...................................................   15

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................   15

DESCRIPTION OF THE TRUST...................................................   17
         Shareholder Rights................................................   17

         Shareholder and Trustee Liability.................................   18

ADVERTISING AND PERFORMANCE INFORMATION....................................   19
         Calculation of Total Return.......................................   19
         Calculation of Yield..............................................   21
         Performance Comparisons...........................................   22
NET ASSET VALUE AND PUBLIC OFFERING PRICE..................................   23
HOW TO PURCHASE SHARES.....................................................   24
SHAREHOLDER SERVICES.......................................................   24
         Open Accounts.....................................................   24
         Systematic Withdrawal Plans ("SWP")...............................   25
         Exchange Privilege................................................   26
         Automatic Investment Plans ("AIP")................................   27
         Retirement Plans..................................................   27
         Transfer on Death Accounts........................................   28
         Address Changes...................................................   28
REDEMPTIONS................................................................   29
         Redeeming by Telephone............................................   29
         Check Sent to the Address of Record...............................   29
         Proceeds Wired to a Predesignated Bank............................   30
         All Redemptions...................................................   30
PURCHASES AND REDEMPTIONS THROUGH CERTAIN BROKERS..........................   31

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS...............   32
PROXY VOTING GUIDELINES AND PROCEDURES.....................................   36
FINANCIAL STATEMENTS.......................................................   37
APPENDIX A - RATINGS.......................................................  A-1
APPENDIX B - PROXY VOTING GUIDELINES AND PROCEDURE.........................  B-1

INTRODUCTION

CGM Realty Fund (the "Fund") is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company and is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust was established as a Massachusetts business trust under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.


Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not necessarily for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS. SEE APPENDIX A FOR A DESCRIPTION OF CREDIT RATINGS.

REAL ESTATE COMPANIES. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of companies in the real estate industry. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the policy regarding investing at least 80% of its assets in equity securities of companies in the real estate industry.

A company is considered in the real estate industry if construction, ownership, management, financing and sales of residential, commercial or industrial real estate accounts for not less than 50% of its gross revenues or net profits. Investments that the Fund makes in companies with significant real estate holdings (but not otherwise in the real estate industry) will be considered to be investments in the real estate industry for purposes of evaluating compliance with the Fund's investment restrictions. The Fund's total investment in companies possessing such significant real estate holdings within any particular industry will not exceed 25% of the market value of the Fund's total assets.


NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P"), or their equivalent as determined by the Investment Manager). The Fund may not invest in securities rated lower than Caa by Moody's or CCC by S&P. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. High yield securities are subject to the following risks, in addition to those described in the Prospectus:


   o High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

   o High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

   o The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

   o It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

REPURCHASE AGREEMENTS. The Fund may invest up to 20% of its total assets in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and
(3) inability to enforce rights and the expenses involved in attempted enforcement.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other high quality liquid debt securities with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related securities and asset-backed securities. Mortgage-related securities are represented by pools of mortgage loans or loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association, and government-related organizations, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers, such as commercial banks, savings and loan institutions, financial corporations, mortgage bankers and private mortgage insurance companies. Asset-backed securities are pass-through securities backed by non-mortgage assets, including automobile loans, credit card receivables and consumer receivables. Although certain mortgage-related and asset-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, and the yield are not so secured. If the Fund purchases a mortgage-related or an asset-backed security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related or asset-backed security may decline when interest rates rise, the converse is not necessarily true, because in periods of declining interest rates the mortgages or assets underlying the security may be more likely to be prepaid. The possibility of prepayment may cause mortgage-backed securities to experience significantly greater price and yield volatility than traditional debt securities. A mortgage-related or asset-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages or assets and, therefore, it is not possible to predict accurately the security's return. Such prepayments may expose the Fund to a lower rate of return on reinvestment. To the extent that such mortgage-related securities are held by the Fund, the prepayment right of the mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-related securities held by the Fund may not appreciate as rapidly as the price of other debt securities.

FINITE-LIFE REITS. Although the Fund has the ability to invest in REITs without regard to the expected duration of the REIT, the Fund does not presently intend to invest in REITs with finite lives without amending the Trust's registration statement or supplying further information in the Prospectus or Statement concerning investments in finite-life REITs. Finite-life REITs may entail special risks, such as the risk that shareholders will elect to continue the REIT indefinitely or the risk that the REIT will liquidate and make distributions of capital returns at any time.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. These securities may include securities issued by certain REITs that are not publicly traded. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

   o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

   o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

   o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

   o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITORY RECEIPTS. The Fund may invest in securities of non-U.S. issuers directly and through investments in depository receipts. American Depository Receipts ("ADRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.

FUTURES, OPTIONS, ETC. Although the Fund has the ability to invest in financial futures contracts and options thereon, to invest in puts, calls and warrants, to acquire securities of closed-end investment companies, to sell securities short against the box and to loan portfolio securities, the Fund has no current intention of doing so without amending the Trust's registration statement or supplying further information in the Prospectus or Statement concerning such activities.

TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

(2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

(3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

(4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the real estate industry and in securities issued by the U.S. Government, its agencies and instrumentalities;

(5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

(6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

(7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies; or

(8) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in securities of any one issuer, except the U.S. Government, its agencies or instrumentalities.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

The Fund's investment objective is to provide a combination of income and long-term growth of capital, and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's Investment Manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights."

MANAGEMENT OF THE FUND

The Fund is supervised by the board of trustees (the "Board") of the Trust. The Board is responsible for the general oversight of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.


An asterisk in the table on the following two pages identifies those trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with CGM, as described in the table below. Each trustee serves during the continued lifetime of the Trust or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each interested trustee and officer is One International Place, Boston, Massachusetts 02110. Correspondence intended for the trustees who are not "interested persons" of the Trust may be sent c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.


                                                                                                                NUMBER OF FUNDS
                                                                                                                IN THE CGM FUNDS
NAME, ADDRESS AND AGE            POSITION HELD AND LENGTH       PRINCIPAL OCCUPATION DURING PAST 5 YEARS        COMPLEX OVERSEEN
                                      OF TIME SERVED                 AND OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEES

G. Kenneth Heebner*              Trustee since 1993             Employee, CGM; Part Owner, Kenbob, Inc.                4
age 63                                                          (managing partner of CGM)

Robert L. Kemp*                  Trustee since 1990             Employee, CGM; Part Owner, Kenbob, Inc.                4
age 71                                                          (managing partner of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown                   Trustee since 1993             Counsel (formerly, Partner), Harter, Secrest           4
age 63                                                          & Emery LLP (law firm); Trustee, TT
                                                                International U.S.A. Master and Feeder
                                                                Trusts (four mutual funds)

Laurens MacLure                  Trustee since 1990             Retired; formerly President and Chief                  4
age 78                                                          Executive Officer, New England Deaconess
                                                                Hospital; formerly Trustee, New England
                                                                Zenith Fund; formerly Director,
                                                                Massachusetts Blue Cross/Blue Shield

James Van Dyke Quereau, Jr.      Trustee since 1993             Managing Partner and Director, Stratton                4
age 55                                                          Management Company (investment management);
                                                                Director and Vice President, Semper Trust Co.

J. Baur Whittlesey               Trustee since 1990             Member, Ledgewood Law Firm, P.C.                       4
age 57

OFFICERS
G. Kenneth Heebner*              Vice President since 1990      Employee, CGM; Part Owner, Kenbob, Inc.                4
age 63                                                          (managing partner of CGM)

Robert L. Kemp*                  President since 1990           Employee, CGM; Part Owner, Kenbob, Inc.                4
age 71                                                          (managing partner of CGM)

Kathleen S. Haughton*            Vice President since 1992      Employee - Investor Services Division, CGM             4
Address: 222 Berkeley Street,    and Anti-Money Laundering
Boston, Massachusetts 02116      Compliance Officer since
age 43                           2002

Leslie A. Lake*                  Vice President and             Employee - Office Administrator, CGM                   4
age 59                           Secretary since 1992

Martha I. Maguire*               Vice President since 1994      Employee - Funds Marketing, CGM                        4
age 48

Mary L. Stone*                   Assistant Vice President       Employee - Portfolio Transactions, CGM                 4
age 59                           since 1990

Jem A. Hudgins*                  Treasurer since 2004 and       Employee -  CGM; formerly Vice President -             4
age 41                           Vice President since 2001      Tax and Treasury, AEW Capital Management L.P.

W. Dugal Thomas*                 Vice President since 1992      Employee - Director of Marketing, CGM                  4
age 66

The Trust has a Trustees Committee. The members of the Trustees Committee are all of the disinterested trustees of the Trust. The responsibilities of the Committee are to: (1) perform the specific tasks assigned to disinterested trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts with respect to each of the series of the Trust;
(2) oversee the audit process for the series of the Trust, (3) review on a periodic basis the governance structures and procedures of the series of the Trust, (4) review proposed resolutions of conflicts of interest that may arise in the business of the series of the Trust, and may have an impact on the shareholders of those series; and (5) provide general oversight of the series of the Trust on behalf of shareholders. The Trustees Committee met six times during the fiscal year ended December 31, 2003. The Trustees Committee does not have a procedure to consider nominees recommended by shareholders.

The following table shows the trustees' ownership in the Fund and in all registered investment companies in the CGM Funds complex overseen by the trustees, as of December 31, 2003.


                                                       AGGREGATE DOLLAR RANGE OF
                                 DOLLAR RANGE OF       EQUITY SECURITIES IN ALL
                                     EQUITY             FUNDS IN THE CGM FUNDS
                                  SECURITIES IN         COMPLEX OVERSEEN BY THE
      NAME OF TRUSTEE               THE FUND                   TRUSTEES

INTERESTED TRUSTEES
G. Kenneth Heebner                Over $100,000             Over $100,000

Robert L. Kemp                    Over $100,000             Over $100,000

DISINTERESTED TRUSTEES
Peter O. Brown                         none                 Over $100,000

Laurens MacLure                        none                 Over $100,000


James Van Dyke Quereau, Jr.            none                      none


J. Baur Whittlesey                     none                 Over $100,000


As of April 2, 2004, the trustees and officers of the Fund owned beneficially approximately 3.2% of the outstanding shares of the Fund.

The Trust pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Trustees and officers receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Fund to its trustees for the year ended December 31, 2003:


---------------------------------------------------------------------------------------------------------------------
                                                      PENSION OR
                                                      RETIREMENT
                                                       BENEFITS          ESTIMATED
                                    AGGREGATE         ACCRUED AS           ANNUAL                COMPENSATION
                                  COMPENSATION       PART OF FUND      BENEFITS UPON       FROM THE TRUSTS AND FUND
NAME OF TRUSTEE                     FROM FUND          EXPENSES          RETIREMENT      COMPLEX PAID TO TRUSTEES (A)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
G. Kenneth Heebner                     None              None               None                     None
---------------------------------------------------------------------------------------------------------------------
Robert L. Kemp                         None              None               None                     None
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------

Peter O. Brown                        $9,134             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
Robert B. Kittredge (b)               $9,134             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
Laurens MacLure                       $9,134             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
James Van Dyke Quereau, Jr.           $9,134             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
J. Baur Whittlesey                    $9,134             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------

(a) The Fund Complex is comprised of two Trusts with a total of four funds.

(b) Mr. Kittredge passed away in January 2004.


INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT


CGM serves as investment manager of the Fund under an advisory agreement which became effective on August 30, 1996.

Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 0.85% of the first $500 million of the Fund's average daily net asset value, and 0.75% of such value in excess of $500 million. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid advisory fees of $3,615,305, $3,477,055 and $3,888,854, respectively. The Fund has been continuously managed since its inception by G. Kenneth Heebner.

In considering renewal of the advisory agreement, during meetings held in April 2003, the trustees considered the quality of the investment advisory and administrative services provided by CGM to the Fund. The trustees were satisfied with the quality of these services and noted with approval the caliber of the CGM employees who worked on the Fund.

The trustees reviewed the levels of advisory fees and other expenses borne by the Fund and compared them with those of other mutual funds. The trustees found that the overall expenses of the Fund were reasonable and compared favorably with the expenses of many other comparable mutual funds. The trustees reviewed the information supplied by CGM concerning its profits in relation to the Fund and did not find these profits to be excessive.

The trustees reviewed the performance of the Fund and compared the Fund's performance with market indices, the performance of other mutual funds and with the performance of other CGM clients. They noted that, while the Fund's performance had varied in some periods, over the longer term the performance of the Fund had generally been consistent with its benchmark. They also noted recent levels of subscriptions for, and redemptions of, Fund shares.


The trustees reviewed the brokerage expenses of the Fund and CGM's use of soft dollar arrangements. The trustees considered the level of brokerage charges, the products and services obtained by CGM with soft dollars, and the percentage of total commissions allocated to soft dollars. The trustees reviewed the compliance and controls procedures which had been implemented by CGM.

Based upon their review, the trustees concluded that the advisory agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The trustees also concluded that the fees provided in the advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Kenbob, Inc., an investment advisory firm of which Robert L. Kemp and G. Kenneth Heebner are the owners, is the sole general partner of CGM. CGM currently also acts as investment adviser to CGM Capital Development Fund, CGM Focus Fund and CGM Mutual Fund and one other mutual fund portfolio. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

INDEPENDENT ACCOUNTANTS


The Fund's independent accountants are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, reviews the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


OTHER ARRANGEMENTS


Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. For services rendered to the Fund for fiscal years 2001, 2002 and 2003, CGM was reimbursed $60,000, $63,000 and $67,000, respectively.


CODES OF ETHICS


The Fund and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of the Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. There can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund.


CGM may pay fees to brokers that make the Fund's shares available to their clients. The Fund will not be responsible for any such fees.

The Fund's Trustees (together with the Trustees of certain other CGM funds) have directed CGM to allocate a total of $125,000 of brokerage commissions from certain CGM funds to Lynch, Jones & Ryan for the purpose of obtaining certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and CGM).

Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution for a transaction, CGM may consider purchases of shares of funds managed by CGM by customers of brokers as a factor in the selection of brokers to execute portfolio transactions for the Fund.

In 2003, brokerage transactions of the Fund aggregating $632,490,679 were allocated to brokers providing research services and $1,608,400 in commissions were paid on these transactions. During 2001, 2002 and 2003, the Fund paid total brokerage fees of $2,994,442, $3,688,409 and $1,608,400, respectively. The variation in the Fund's brokerage commissions is substantially attributable to decreased portfolio activity as evidenced by the Fund's reduced portfolio turnover rate in 2003.


DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.


On March 31, 2004, there were 25,940,145.704 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 3,165,587.543 shares -- about 12.2% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


For the one-year and five-year periods ended December 31, 2003, and for the period from inception (May 13, 1994) through December 31, 2003, the average annual total return of the Fund was 89.7%, 22.3% and 17.5%, respectively. For the one-year and five-year periods ended December 31, 2003 and for the period from inception (May 13, 1994) through December 31, 2003, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 89.7%, 173.6% and 372.8%, respectively. If CGM had not agreed to limit the Fund's total operating expenses to 1.00% of its average net assets from inception until December 31, 1997 the Fund's total return from inception through December 31, 2003 would have been lower.


In computing the above performance information for the Fund, no adjustment is made for a shareholder's tax liability on taxable dividends and capital gains distributions.

The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest individual marginal federal income tax rate then in effect. State and local taxes are disregarded. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Average annual total return (after taxes on distributions) is computed as follows:

        P(1+T)\n/ = ATV/D\

Where:   P        =  a hypothetical initial payment of $1,000.
         T        =  average annual total return (after taxes on distributions).
         n        =  number of years
         ATV/D\   =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions and sale of fund shares) is computed as follows:

        P(1+T)\n/ = ATV/DR\

Where:   P        =  a hypothetical initial payment of $1,000.
         T        =  average total return (after taxes on distributions and
                     redemption).
         n        =  number of years.
         ATV/DR\  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

CALCULATION OF YIELD

The Fund may use yield information in advertisements or written sales material. The Fund's yield is based on a recent 30 day period, and is determined in accordance with the SEC's standardized formula by:

(1) calculating the aggregate dividends and adjusted interest earned during that period, net of recurring expenses accrued for the period; and

(2) dividing that amount by the product of (A) the average daily number of shares outstanding during the period and (B) the maximum offering price per share on the last day of the period (less any earned income expected to be declared as a dividend shortly thereafter).


The result is annualized, assuming a quarterly compounding, to determine the Fund's yield. Interest earned during the period will be adjusted to reflect amortization of any premium or discount from par on the Fund's fixed income securities (other than obligations backed by mortgages or other assets), using the market value for these securities on the last day of the period, or, for securities purchased during the period, using actual cost. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund.


PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 115,000 mutual funds worldwide. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.

Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Morningstar rates mutual funds from one to five stars based on how well they have performed (after adjusting for risk and accounting for all sales charges) in comparison with similar funds. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.

Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. Value Line uses a dual ranking system whereby each fund receives an Overall Rank, measuring various performance criteria taking risk into account, and a Risk Rank, to show the total level of risk the fund has assumed. Funds are ranked from 1 to 5, with 1 being the Highest Overall Rank (the best risk adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.


The Fund may compare its total return or yield or both to that of the National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index.


From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund, information about persons responsible for its portfolio management, and information about the characteristics and performance of the real estate industry, REITs and mutual funds that invest in real estate securities may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBS, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, U.S. News and World Report, Kiplinger's Personal Finance, and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.


NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or in the case of the NASDAQ National Market System, at the NASDAQ official closing price) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form or the appropriate retirement plan distribution form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the appropriate form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE


A shareholder may exchange shares of the Fund for shares of CGM Capital Development Fund and certain other CGM Funds; however, shares of CGM Capital Development Fund may be exchanged for only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of CGM and counsel to CGM Capital Development Fund and CGM. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips out of the Fund and back again) per calendar year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides. The Fund reserves the right to waive these restrictions on exchanges in its discretion.

Exchanges may be made on any day the New York Stock Exchange is open. Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. Exchange requests must be received prior to 4:00 p.m. Eastern time. Telephone exchange requests will not be accepted after 4:00 p.m. Eastern time. If a written exchange request is received after 4:00 p.m. Eastern time, it will be priced at the net asset value determined on the next business day. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation. In addition, under applicable anti-money laundering regulations, exchange requests may be suspended, restricted, cancelled, or processed with proceeds withheld.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

TRANSFER ON DEATH ACCOUNTS

The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. To open a TOD account please follow the instructions in the Fund application or call 800-343-5678. Please note that the TOD option for a joint account becomes effective upon the death of all of the registered owners. At that time the listed beneficiary becomes the owner of the account. The beneficiary for a joint account must be the same for all owners.

The terms of TOD registrations and accounts are governed by certain TOD rules ("TOD Rules"). Please contact CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or call 800-343-5678, for a copy of the TOD Rules. By opening a TOD account, you agree to be bound by the TOD Rules.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."


Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution that participates in the Securities Transfer Agents Medallion Program 2000 (STAMP2000). Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. The STAMP 2000 Program differs from the previous Medallion Guarantee format by including a unique bar code within the stamp. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A non-STAMP 2000 guarantee or a guarantee by a Notary Public are not acceptable.

As noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior three months. If the address of record has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.


REDEEMING BY TELEPHONE


There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. Eastern time (on a regular business day). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.


CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

PROCEEDS WIRED TO A PREDESIGNATED BANK


A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever a Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. If wire redemption proceeds are rejected by the pre-designated bank, the Fund may, in its discretion, re-wire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of the reinvestment.


ALL REDEMPTIONS


The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Under applicable anti-money laundering regulations, redemption requests may be suspended, restricted, cancelled, or processed with proceeds withheld. Proceeds resulting from a written redemption request will normally be mailed or wired to you within five business days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within five business days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.


The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a taxable gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."


Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or fewer and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


PURCHASES AND REDEMPTIONS THROUGH CERTAIN BROKERS

The Trust has authorized certain brokers, and these brokers have been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the net asset value next computed after the broker or designee accepts the order. Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of the Fund to pay quarterly, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.


As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders. As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (subject to certain modifications) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions paid by the Fund from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Distributions of ordinary dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income," so long as the recipient satisfies certain holding period requirements. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Dividends from REITs will be treated as qualified dividend income only to the extent that the REIT derived its income from qualified dividend income. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Distributions from "passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" are not "qualified dividend income."

The portion of the Fund's dividends that is derived from dividend income from U.S. corporations will normally be eligible for the dividends-received deduction for corporate shareholders if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction.


Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

An investment in zero coupon securities, deferred interest securities, payment-in-kind securities, certain stripped securities, and certain securities purchased at a market discount may cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations.

Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.


Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("non-U.S. persons") are generally subject to U.S. federal income tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and such other payments to non-U.S. persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

A shareholder may be subject to backup withholding at the rate of 28% on taxable distributions, redemptions and certain other payments unless such shareholder
(a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are Non-U.S. Persons.


The Fund may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Fund does invest in passive foreign investment companies, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign taxes, a portion of which may be recoverable, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.

As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.


PROXY VOTING GUIDELINES AND PROCEDURES

The Board of Trustees has approved delegating proxy voting discretion to CGM. CGM's detailed proxy voting guidelines and procedures are attached as Appendix B to this SAI.


FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 2003, included in the Fund's Annual Report to Shareholders for the year ended December 31, 2003, are incorporated herein by reference.

                                   APPENDIX A
                                     RATINGS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM DEBT RATINGS:

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE RATINGS:

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                   APPENDIX B

                            CAPITAL GROWTH MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

      The following policies and procedures apply in voting proxies on behalf of accounts for which Capital Growth Management Limited Partnership ("CGM") has voting authority.

      1. CGM's policy is to vote - not abstain from voting - on all issues presented on portfolio securities held for our advisory clients.

      2. All issues presented for securityholder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

      3. CGM recognizes that votes it casts on behalf of certain types of accounts, such as accounts subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and accounts of public entities or pension plans, may be subject to special requirements under governing account or plan documents and applicable law. Paragraph 13 below addresses the special requirements applicable to accounts subject to ERISA. To the extent any provisions of these policies and procedures are not consistent with paragraph 13, those provisions shall not apply to votes cast on behalf of accounts subject to ERISA. Accounts managed by CGM for employee benefit plans which are not governed by ERISA (such as governmental pension plans) may nevertheless involve fiduciary obligations similar to those applicable to ERISA plans; proxy voting requirements for such accounts are addressed on a case by case basis.

      4. Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the "manager"), under the supervision of the CGM Proxy Committee (the "Proxy Committee"). The Proxy Committee shall consist of Robert L. Kemp, G. Kenneth Heebner and Catherine Columb, and such other members who may be appointed by G. Kenneth Heebner from time to time. The Proxy Committee is responsible for reviewing these policies and procedures on at least an annual basis and making any necessary or desirable changes hereto. Managers may, but subject to paragraphs 7, 8, 9 and 13 are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

      5. Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. The provisions of this paragraph 5 shall not apply to client voting instructions in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

      6. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

      7. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

            It is CGM policy to generally vote against: extreme anti-takeover measures. Extreme measures include, but are not limited to establishing a separate class of voting shares; shareholder proposals regarding the exercise of poison pills without stockholder approval; stock option plans that would cause excessive dilution (dilution of 10% or more is unacceptable); and an increase in authorized shares which dilute the interests of present shareholders, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

            The voting policies contained in this paragraph 7 may be superseded where the relevant manager, with the approval of the Proxy Committee, determines that doing so is in the best interest of the beneficial owners of the relevant accounts.

      8. If a manager determines that a proposal deserves special attention, it will be discussed with the Proxy Committee.

      9. All employees of CGM are under a duty to report to the Proxy Committee any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Employees will be periodically notified of this duty.

      10. The Proxy Committee shall consider all potential conflicts of interest brought to its attention pursuant to paragraph 9 hereof or otherwise coming to its attention, and will determine whether there exists a material conflict of interest with respect to the proxies in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM's decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

      11. Where is it determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted. The provisions of this paragraph 11 shall not apply to conflicts of interest in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

      12. CGM shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CGM: (i) a copy of these proxy voting policies and procedures, (ii) proxy statements received regarding client securities, (iii) records of votes cast on behalf of clients,
            (iv) records of client requests for proxy voting information, and
            (v) any documents created by CGM that were material to making a decision how to vote, or that memorialized the basis for the decision. CGM may rely on proxy statements filed on the Securities and Exchange Commission's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CGM that are maintained with a third party, such as a proxy voting service, provided that CGM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

            With respect to proxies voted on behalf of ERISA accounts, CGM shall maintain records with respect to these policies and procedures and the actions taken in individual proxy voting situations, in order to enable the named fiduciary of the applicable plan to determine whether CGM is adhering to applicable proxy voting policies and fulfilling its fiduciary duties to the plan in a manner which justifies the continuation of the advisory appointment. These records may include information regarding (i) the issuer and the meeting, (ii) the issues voted on and a record of the vote, (iii) the number of securities eligible to be voted on the record date on behalf of the client, (iv) the number of securities voted by CGM on behalf of the client, (v) the steps taken to ascertain whether a particular vote was prudent and in the interest of the participants and beneficiaries, and (vi) the reasons for the votes cast.

      13. The following special proxy voting policies apply to the voting of proxies on behalf of accounts subject to ERISA. Except where expressly noted, the following policies apply in addition to and not in lieu of the provisions stated in other sections of these policies and procedures.

            Authority to Vote Proxies. Upon receipt of a request for a proxy vote for an account subject to ERISA, the applicable manager shall ascertain whether it has the duty to vote the proxies or whether this duty has been retained by the trustee or another named fiduciary of the ERISA plan. The determination shall be made by reference to the advisory agreement and plan documents and, where necessary, after consultation with the Proxy Committee. Where general authority to manage ERISA plan assets has been delegated to CGM, CGM will have the authority and duty to vote the proxies unless the advisory agreement and plan documents expressly preclude CGM from voting proxies.

            Voting Guidelines. CGM will vote proxies for accounts governed by ERISA (i) solely in the interests of the plan participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to participants and beneficiaries, (iii) with the care, skill and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (iv) in accordance with the plan documents to the extent consistent with ERISA. In doing so, CGM must consider the factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives (such as the wishes of the plan sponsor).

            Proxy Voting Policies. The applicable manager shall ascertain if the ERISA plan has a proxy voting policy or an investment policy which includes a proxy voting policy. CGM shall follow the policy unless, in the opinion of the Proxy Committee, to do so would be inconsistent with ERISA (if, for example, it would be imprudent or not solely in the interests of the plan participants and beneficiaries in a given instance). Where CGM has proxy voting authority for a pooled investment vehicle which is subject to ERISA, CGM may be subject to the proxy voting policies of more than one plan. In such cases, CGM will seek to reconcile the policies if possible. If the investment policies conflict, it may be necessary for CGM to vote the proxies of the pooled investment vehicle in proportion to each plan's respective investment, unless, in the opinion of the Proxy Committee, to do so would be imprudent or conflict with ERISA.

            Conflicts of Interest. Where the Proxy Committee determines that a material conflict of interest exists regarding proxy votes for ERISA accounts the material conflict shall be disclosed to the named fiduciary of the plan. In the case of a conflict of interest affecting CGM as fiduciary of an ERISA account, mere disclosure of the conflict to the ERISA account client and/or consent by the client to the proxy vote proposed by CGM will generally be insufficient to resolve the conflict in accordance with ERISA. Consequently, CGM, together with the named fiduciary, must determine the procedure for resolution of the conflict of interest consistent with the advisory agreement, the plan documents and ERISA. Depending upon the circumstances, the conflict may be resolved by voting the proxies (i) in accordance with the ERISA plan's pre-determined proxy voting policy, (ii) based upon the recommendations of an independent third party (for example, a proxy voting service) appointed by the named fiduciary, (iii) based upon the recommendations of an independent plan fiduciary, or (iv) based upon the directions of the named fiduciary, accompanied, where necessary, by appropriate amendment(s) of the plan documents and/or the advisory agreement.

      14. CGM shall periodically report to the Trustees of CGM Trust and CGM Capital Development Fund as to actions taken in accordance with these policies and procedures.

      15. CGM will provide clients with a copy of these policies and procedures promptly upon request.

      July 2003

                                 CGM FOCUS FUND

                       STATEMENT OF ADDITIONAL INFORMATION


May 1, 2004

This Statement of Additional Information (the "Statement" or "SAI") provides further information concerning the activities and operations of CGM Focus Fund. This Statement is not a prospectus, and should be read in conjunction with the CGM Focus Fund Prospectus dated May 1, 2004 (the "Prospectus"). Certain information which is included in the Prospectus is incorporated by reference into this Statement. A copy of the Prospectus may be obtained from CGM Trust, by writing to: c/o The CGM Funds Investor Services Division, 222 Berkeley St., Suite 1013, Boston, Massachusetts 02116, or by calling 800-345-4048.

Certain financial information which is included in the Fund's Annual Report to shareholders dated December 31, 2003 is incorporated by reference into this Statement. A copy of the Annual Report accompanies this Statement.


FFSAI04

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION...............................................................    1
ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS......................    1
FUNDAMENTAL INVESTMENT RESTRICTIONS........................................   10
PORTFOLIO TURNOVER.........................................................   11
MANAGEMENT OF THE FUND.....................................................   11
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   15
         Advisory Agreement................................................   15
         Custodial Arrangements............................................   17
         Independent Accountants...........................................   17
         Other Arrangements................................................   18
         Codes of Ethics...................................................   18
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................   18
DESCRIPTION OF THE TRUST...................................................   19
         Shareholder Rights................................................   20
         Shareholder and Trustee Liability.................................   21
ADVERTISING AND PERFORMANCE INFORMATION....................................   22
         Calculation of Total Return.......................................   22
         Performance Comparisons...........................................   24
NET ASSET VALUE AND PUBLIC OFFERING PRICE..................................   25
HOW TO PURCHASE SHARES.....................................................   26
SHAREHOLDER SERVICES.......................................................   26
         Open Accounts.....................................................   26
         Systematic Withdrawal Plans ("SWP")...............................   27
         Exchange Privilege................................................   28
         Automatic Investment Plans ("AIP")................................   29

         Retirement Plans..................................................   30

         Transfer on Death Accounts........................................   30
         Address Changes...................................................   30

REDEMPTIONS................................................................   31

         Redeeming by Telephone............................................   31
         Check Sent to the Address of Record...............................   32
         Proceeds Wired to a Predesignated Bank............................   32
         All Redemptions...................................................   32
PURCHASES AND REDEMPTIONS THROUGH CERTAIN BROKERS..........................   33

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS...............   34
PROXY VOTING GUIDELINES AND PROCEDURES.....................................   38
FINANCIAL STATEMENTS.......................................................   38
APPENDIX A - PROXY VOTING GUIDELINES AND PROCEDURES........................  A-1

INTRODUCTION

CGM Focus Fund (the "Fund") is organized as an open-end, non-diversified separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.


Descriptions in the Prospectus and in this Statement of a particular investment practice or technique in which the Fund may engage (such as short selling, hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that CGM, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. CGM may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not necessarily for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.


ADDITIONAL INFORMATION REGARDING STRATEGIES AND RISKS

THE FOLLOWING SUPPLEMENTS THE DISCUSSION IN THE PROSPECTUS OF THE VARIOUS INVESTMENT STRATEGIES AND TECHNIQUES THAT MAY BE EMPLOYED BY THE FUND AND CERTAIN ASSOCIATED RISKS.

SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position. The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

OPTIONS ON SECURITIES AND STOCK INDEXES. The Fund may purchase put and call options on equity securities. A put option gives the purchaser of the option, in exchange for the payment of a premium, the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option, in exchange for the payment of a premium, the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. If the option is not sold while it has remaining value, or if during the life of an option the underlying security does not depreciate (in the case of a put option) or appreciate (in the case of a call option), the purchaser of the option may lose his entire investment. Further, except where the value of the remaining life of the option may be realized in the secondary market, for the option purchase to be profitable, the market price of the underlying security must be below (in the case of a put option) or above (in the case of a call option) the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, purchasing options can be more speculative than investing directly in equity securities.

The Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the S&P 500 Index, the New York Stock Exchange Composite Index, or the American Stock Exchange Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather that upon movements in the price of a particular stock.

The Fund may liquidate its position as the holder of an option by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that a closing sale transaction can be effected. If any option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing sale transaction with respect to an option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the option. If an option which the Fund has purchased expires "out-of-the-money," the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

The options purchased by the Fund may be exchange-listed options ("OCC Options") or over-the-counter options ("OTC Options"). OCC Options are issued by the Options Clearing Corporation ("OCC"). The OCC is a clearing organization for financial derivative instruments and guarantees the performance of the obligations of the parties to such options. The Fund's ability to close out its position as a writer or purchaser of an OCC Option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. Each of the exchanges on which stock index options are traded has established limitations governing the maximum number of call or put options on the same index which may be bought by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of stock index options which the Fund may buy or sell. Although certain option exchanges attempt to provide continuously liquid markets in which holders of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds.

With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts. The Fund may also purchase put and call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may also purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities.

The Fund may also purchase put and call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase, respectively, the underlying futures contract for a specified price upon exercise at any time during the option period. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in exchange for the premium paid, to assume a position in a futures contract. The Fund may engage in related closing transactions with respect to options on futures contracts.

The Fund will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund's loss from an uncovered short position on futures contracts is potentially unlimited.

When the Fund purchases or sells a stock index futures contract, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities), that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or (b) otherwise "cover" its position. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. If the price of an open futures contract changes (by increase in the case of a sale or decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder. Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions be either for bona fide hedging purposes or for non-hedging purposes provided that the sum of the amounts of initial margin deposits and premiums paid for options on futures required to establish such non-hedging positions does not exceed 5% of the liquidation value of the Fund's total assets (after taking into account unrealized profits and unrealized losses on such futures and options transactions). In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

FOREIGN SECURITIES. The Fund may invest in securities issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others:

   o In addition to the risks associated with investing in foreign issuers, as described in the Prospectus, because some foreign securities the Fund may acquire are purchased with and payable in currency of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another. The Fund also may be affected by the conversion of the currency of several European countries to the "Euro" currency.

   o Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

   o Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

   o Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

DEPOSITORY RECEIPTS. The Fund may invest in securities of non-U.S. issuers directly and through investments in depository receipts. American Depository Receipts ("ADRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

ADRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.

BORROWING. The Fund may borrow to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding the Fund must maintain at least 300% "asset coverage," meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers. The Fund's borrowing policies are fundamental and, therefore, may not be changed without shareholder approval.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other liquid securities (which may include equity securities) with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

TEMPORARY DEFENSIVE POSITIONS. The Fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. When doing so, the Fund may hold a substantial portion of its assets in cash or investment grade fixed-income securities and may not be pursuing its investment objective.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

(2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

(3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

(4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities;

(5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

(6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments; or

(7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

PORTFOLIO TURNOVER

The Fund's investment objective is long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund's investment manager, regardless of the length of the holding period. Frequent trading involves higher securities transaction costs which may adversely affect the Fund's performance. To the extent that this policy results in the realization of gains on investments, the Fund will make distributions to its shareholders, which may accelerate shareholders' tax liabilities.

The Fund's portfolio turnover rate may exceed 300%. The Fund's investments in short sales and options and futures contracts that mature in less than one year are excluded for purposes of computing the Fund's portfolio turnover.

The Fund's portfolio turnover rate for the past five years of its operation is set forth in the Prospectus in the table entitled "Financial Highlights."

MANAGEMENT OF THE FUND

The Fund is supervised by the board of trustees (the "Board") of the Trust. The Board is responsible for the general oversight of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with CGM, as described in the table below. Each trustee serves during the continued lifetime of the Trust or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.


The trustees and officers of the Trust, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each interested trustee and officer is One International Place, Boston, Massachusetts 02110. Correspondence intended for the trustees who are not "interested persons" of the Trust may be sent c/o Capital Growth Management, One International Place, Boston, Massachusetts 02110.


                                                                                                                NUMBER OF FUNDS
                                                                                                                IN THE CGM FUNDS
NAME, ADDRESS AND AGE            POSITION HELD AND LENGTH       PRINCIPAL OCCUPATION DURING PAST 5 YEARS        COMPLEX OVERSEEN
                                      OF TIME SERVED                 AND OTHER DIRECTORSHIPS HELD

INTERESTED TRUSTEES
G. Kenneth Heebner*              Trustee since 1993             Employee, CGM; Part Owner, Kenbob, Inc.                4
age 63                                                          (managing partner of CGM)

Robert L. Kemp*                  Trustee since 1990             Employee, CGM; Part Owner, Kenbob, Inc.                4
age 71                                                          (managing partner of CGM)

DISINTERESTED TRUSTEES
Peter O. Brown                   Trustee since 1993             Counsel (formerly, Partner), Harter, Secrest           4
age 63                                                          & Emery LLP (law firm); Trustee, TT
                                                                International U.S.A. Master and Feeder
                                                                Trusts (four mutual funds)

Laurens MacLure                  Trustee since 1990             Retired; formerly President and Chief                  4
age 78                                                          Executive Officer, New England Deaconess
                                                                Hospital; formerly Trustee, New England
                                                                Zenith Fund; formerly Director,
                                                                Massachusetts Blue Cross/Blue Shield

James Van Dyke Quereau, Jr.      Trustee since 1993             Managing Partner and Director, Stratton                4
age 55                                                          Management Company (investment management);
                                                                Director and Vice President, Semper Trust Co.

J. Baur Whittlesey               Trustee since 1990             Member, Ledgewood Law Firm, P.C.                       4
age 57

OFFICERS
G. Kenneth Heebner*              Vice President since 1990      Employee, CGM; Part Owner, Kenbob, Inc.                4
age 63                                                          (managing partner of CGM)

Robert L. Kemp*                  President since 1990           Employee, CGM; Part Owner, Kenbob, Inc.                4
age 71                                                          (managing partner of CGM)

Kathleen S. Haughton*            Vice President since 1992      Employee - Investor Services Division, CGM             4
Address: 222 Berkeley Street,    and Anti-Money Laundering
Boston, Massachusetts 02116      Compliance Officer since
age 43                           2002

Leslie A. Lake*                  Vice President and             Employee - Office Administrator, CGM                   4
age 59                           Secretary since 1992

Martha I. Maguire*               Vice President since 1994      Employee - Funds Marketing, CGM                        4
age 48

Mary L. Stone*                   Assistant Vice President       Employee - Portfolio Transactions, CGM                 4
age 59                           since 1990

Jem A. Hudgins*                  Treasurer since 2004 and       Employee -  CGM; formerly Vice President -             4
age 41                           Vice President since 2001      Tax and Treasury, AEW Capital Management L.P.

W. Dugal Thomas*                 Vice President since 1992      Employee - Director of Marketing, CGM                  4
age 66

The Trust has a Trustees Committee. The members of the Trustees Committee are all of the disinterested trustees of the Trust. The responsibilities of the Committee are to: (1) perform the specific tasks assigned to disinterested trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts with respect to each of the series of the Trust;
(2) oversee the audit process for the series of the Trust, (3) review on a periodic basis the governance structures and procedures of the series of the Trust, (4) review proposed resolutions of conflicts of interest that may arise in the business of the series of the Trust, and may have an impact on the shareholders of those series; and (5) provide general oversight of the series of the Trust on behalf of shareholders. The Trustees Committee met six times during the fiscal year ended December 31, 2003. The Trustees Committee does not have a procedure to consider nominees recommended by shareholders.

The following table shows the trustees' ownership in the Fund and in all registered investment companies in the CGM Funds complex overseen by the trustees, as of December 31, 2003.


                                                       AGGREGATE DOLLAR RANGE OF
                                 DOLLAR RANGE OF       EQUITY SECURITIES IN ALL
                                     EQUITY             FUNDS IN THE CGM FUNDS
                                  SECURITIES IN         COMPLEX OVERSEEN BY THE
   NAME OF TRUSTEE                  THE FUND                   TRUSTEES

INTERESTED TRUSTEES
G. Kenneth Heebner                Over $100,000             Over $100,000

Robert L. Kemp                    Over $100,000             Over $100,000

DISINTERESTED TRUSTEES
Peter O. Brown                  $50,001 - $100,000          Over $100,000

Laurens MacLure                 $10,001 - $50,000           Over $100,000


James Van Dyke Quereau, Jr.            none                     none


J. Baur Whittlesey                     none                 Over $100,000


As of April 2, 2004, the trustees and officers of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.

The Trust pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Trustees and officers receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Fund to its trustees for the year ended December 31, 2003:


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                                                      PENSION OR
                                                      RETIREMENT
                                                       BENEFITS          ESTIMATED
                                    AGGREGATE         ACCRUED AS           ANNUAL                COMPENSATION
                                  COMPENSATION       PART OF FUND      BENEFITS UPON       FROM THE TRUSTS AND FUND
NAME OF TRUSTEE                     FROM FUND          EXPENSES          RETIREMENT      COMPLEX PAID TO TRUSTEES (A)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
G. Kenneth Heebner                     None              None               None                     None
---------------------------------------------------------------------------------------------------------------------
Robert L. Kemp                         None              None               None                     None
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------

Peter O. Brown                        $9,757             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
Robert B. Kittredge (b)               $9,757             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
Laurens MacLure                       $9,757             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
James Van Dyke Quereau, Jr.           $9,757             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------
J. Baur Whittlesey                    $9,757             None               None                   $37,000
---------------------------------------------------------------------------------------------------------------------

(a) The Fund Complex is comprised of two Trusts with a total of four funds.

(b) Mr. Kittredge passed away in January 2004.


INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

CGM serves as investment manager of the Fund under an advisory agreement dated September 2, 1997. The Fund has been continuously managed since that date by G. Kenneth Heebner.


Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 1.00% of the first $500 million of the Fund's average daily net asset value, 0.95% of the next $500 million of such value, and 0.90% of such value in excess of $1 billion. CGM had voluntarily agreed, until December 31, 2001, to limit its management fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Fund's total operating expenses to an annual rate of 1.20%, excluding dividends on short sales, of the Fund's average net assets. For the fiscal year ended December 31, 2001, the advisory fee that would have been payable to CGM for services rendered to the Fund absent the voluntary fee waiver amounted to $1,277,059. As a result of such waiver, the advisory fee paid was $1,121,782. CGM has not continued this waiver past December 31, 2001. For the fiscal years ended December 31, 2002 and 2003, the advisory fee paid to CGM amounted to $4,626,317 and $4,814,634, respectively.

In considering renewal of the advisory agreement, during meetings held in April 2003, the trustees considered the quality of the investment advisory and administrative services provided by CGM to the Fund. The trustees were satisfied with the quality of these services and noted with approval the caliber of the CGM employees who worked on the Fund.

The trustees reviewed the levels of advisory fees and other expenses borne by the Fund and compared them with those of other mutual funds. The trustees found that the overall expenses of the Fund were reasonable and compared favorably with the expenses of many other comparable mutual funds. The trustees reviewed the information supplied by CGM concerning its profits in relation to the Fund and did not find these profits to be excessive.

The trustees reviewed the performance of the Fund and compared the Fund's performance with market indices, the performance of other mutual funds and with the performance of other CGM clients. In considering the Fund's performance the trustees took note of the difficult market climate in recent years and recent levels of subscriptions for, and redemptions of, Fund shares.


The trustees reviewed the brokerage expenses of the Fund and CGM's use of soft dollar arrangements. The trustees considered the level of brokerage charges, the products and services obtained by CGM with soft dollars, and the percentage of total commissions allocated to soft dollars. The trustees reviewed the compliance and controls procedures which had been implemented by CGM.

Based upon their review, the trustees concluded that the advisory agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The trustees also concluded that the fees provided in the advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semi-annual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Kenbob, Inc., an investment advisory firm of which Robert L. Kemp and G. Kenneth Heebner are the owners, is the sole general partner of CGM. CGM currently also acts as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Realty Fund and one other mutual fund portfolio. CGM also provides investment advice to other institutional clients.

Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

CUSTODIAL ARRANGEMENTS

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

INDEPENDENT ACCOUNTANTS


The Fund's independent accountants are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts an annual audit of the Fund's financial statements, reviews the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


OTHER ARRANGEMENTS


Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. For the years ended December 31, 2001, 2002 and 2003, CGM received reimbursements in the amount of $13,000, $23,200 and $71,325, respectively.


CODES OF ETHICS


The Fund and CGM each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel of the Fund and CGM, under certain circumstances, to invest in securities, including securities that may be purchased or held by the Fund. However, the Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. There can be no assurance that the Codes of Ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.


PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund.


CGM may pay fees to brokers that make the Fund's shares available to their clients. The Fund will not be responsible for any such fees.

The Fund's Trustees (together with the Trustees of certain other CGM funds) have directed CGM to allocate a total of $125,000 of brokerage commissions from certain CGM funds (including the Fund) to Lynch, Jones & Ryan for the purpose of obtaining certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and CGM).

Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution for a transaction, CGM may consider purchases of shares of funds managed by CGM by customers of brokers as a factor in the selection of brokers to execute portfolio transactions for the Fund.

In 2003, Fund brokerage transactions aggregating $2,120,357,535 were allocated to brokers providing research services and $4,974,952 in commissions were paid on these transactions. During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid total brokerage fees of $1,660,301, $5,278,767 and $4,974,952, respectively. The variation in the Fund's brokerage commissions is substantially attributable to increased portfolio activity as a result of the Fund's increased size.


DESCRIPTION OF THE TRUST

The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Trust, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

SHAREHOLDER RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) on the election of trustees of the Trust and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.


On March 31, 2004, there were 26,637,385.310 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 4,776,617.2 shares -- about 17.9% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

ADVERTISING AND PERFORMANCE INFORMATION

CALCULATION OF TOTAL RETURN

The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

(2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

(3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.

In computing the above performance information for the Fund, no adjustment is made for a shareholder's tax liability on taxable dividends and capital gains distributions.


For the one-year and five-year periods ended December 31, 2003, and the period from September 3, 1997 (commencement of operations) through December 31, 2003, the Fund's average annual total return was 66.5%, 27.5% and 20.6%, respectively. For the one-year and five-year periods ended December 31, 2003, and the period from September 3, 1997 (commencement of operations) through December 31, 2003, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 66.5%, 237.3% and 227.5%, respectively. If CGM had not limited expenses to 1.20% of average daily net assets until December 31, 2001, the Fund's total return for the five-year period and the period since commencement of operations would have been lower.


The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest individual marginal federal income tax rate then in effect. State and local taxes are disregarded. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Average annual total return (after taxes on distributions) is computed as follows:

        P(1+T)\n/ = ATV/D\

Where:   P        =  a hypothetical initial payment of $1,000.
         T        =  average annual total return (after taxes on distributions).
         n        =  number of years
         ATV/D\   =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions and sale of fund shares) is computed as follows:

        P(1+T)\n/ = ATV/DR\

Where:   P        =  a hypothetical initial payment of $1,000.
         T        =  average total return (after taxes on distributions and
                     redemption).
         n        =  number of years.
         ATV/DR\  =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

PERFORMANCE COMPARISONS

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indexes for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


Lipper Inc. (formerly, Lipper Analytical Services, Inc.) is an independent service that provides research on over 115,000 mutual funds worldwide. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.

Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Morningstar rates mutual funds from one to five stars based on how well they have performed (after adjusting for risk and accounting for all sales charges) in comparison with similar funds. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.

Value Line, Inc. ("Value Line"), is an independent mutual fund ranking service that reviews the performance of mutual funds. Value Line uses a dual ranking system whereby each fund receives an Overall Rank, measuring various performance criteria taking risk into account, and a Risk Rank, to show the total level of risk the fund has assumed. Funds are ranked from 1 to 5, with 1 being the Highest Overall Rank (the best risk adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.

From time to time, programs and articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear on television and in national publications and major metropolitan newspapers including, but not limited to, CNBC, PBS, CNN-fn, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, U.S. News and World Report, Kiplinger's Personal Finance, and Business Week magazines. In particular, some or all of these media may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager, in managing other mutual funds and private accounts, including ranking and rating information about such funds.


NET ASSET VALUE AND PUBLIC OFFERING PRICE

The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.

Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or in the case of the NASDAQ National Market System, at the NASDAQ official closing price) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or (ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

HOW TO PURCHASE SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLANS ("SWP")

A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services -- Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing a Service Options Form or the appropriate retirement plan distribution form.

Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the appropriate form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. For federal income tax purposes, a withdrawal under the SWP constitutes a sale of shares, which may result in a taxable gain or loss. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Income Dividends, Capital Gains Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE


A shareholder may exchange shares of the Fund for shares of CGM Capital Development Fund and certain other CGM Funds; however, shares of CGM Capital Development Fund may be exchanged for only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of CGM, and counsel to CGM Capital Development Fund and CGM. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services -- Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips out of the Fund and back again) per calendar year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides. The Fund reserves the right to waive these restrictions on exchanges in its discretion.

Exchanges may be made on any day the New York Stock Exchange is open. Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request or Service Options Form to CGM Shareholder Services. Exchange requests must be received prior to 4:00 p.m. Eastern time. Telephone exchange requests will not be accepted after 4:00 p.m. Eastern time. If a written exchange request is received after 4:00 p.m. Eastern time, it will be priced at the net asset value determined on the next business day.
The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation. In addition, under applicable anti-money laundering regulations, exchange requests may be suspended, restricted, cancelled, or processed with proceeds withheld.


For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a taxable gain or loss.

AUTOMATIC INVESTMENT PLANS ("AIP")

Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

RETIREMENT PLANS

Under "Shareholder Services -- Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

TRANSFER ON DEATH ACCOUNTS

The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. To open a TOD account please follow the instructions in the Fund application or call 800-343-5678. Please note that the TOD option for a joint account becomes effective upon the death of all of the registered owners. At that time the listed beneficiary becomes the owner of the account. The beneficiary for a joint account must be the same for all owners.

The terms of TOD registrations and accounts are governed by certain TOD rules ("TOD Rules"). Please contact CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or call 800-343-5678, for a copy of the TOD Rules. By opening a TOD account, you agree to be bound by the TOD Rules.

ADDRESS CHANGES

Shareholders can request that their address of record be changed either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

If a statement or check sent to a shareholder is returned three times, mailings to the shareholder may be discontinued until the shareholder contacts CGM Shareholder Services with correct address information.

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Sell Shares."


Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution that participates in the Securities Transfer Agents Medallion Program 2000 (STAMP2000). Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions as defined by the Federal Deposit Insurance Act. Also included are member firms of a domestic stock exchange. The STAMP 2000 Program differs from the previous Medallion Guarantee format by including a unique bar code within the stamp. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing. A non-STAMP 2000 guarantee or a guarantee by a Notary Public are not acceptable.

As noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the address of record, which has not changed in the prior three months. If the address of record has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.


REDEEMING BY TELEPHONE


There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. Eastern time (on a regular business day). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.


CHECK SENT TO THE ADDRESS OF RECORD

A shareholder may request that a check be sent to the address of record on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. Special rules apply to fiduciary accounts. Please call 800-343-5678 for information.

PROCEEDS WIRED TO A PREDESIGNATED BANK


A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on a Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever a Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. If wire redemption proceeds are rejected by the pre-designated bank, the Fund may, in its discretion, re-wire the proceeds, issue a check for the proceeds, or reinvest the proceeds in the Fund at the per share net asset value determined as of the date of the reinvestment.


ALL REDEMPTIONS


The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Under applicable anti-money laundering regulations, redemption requests may be suspended, restricted, cancelled, or processed with proceeds withheld. Proceeds resulting from a written redemption request will normally be mailed or wired to you within five business days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within five business days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.


The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a taxable gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."


Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or fewer and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


PURCHASES AND REDEMPTIONS THROUGH CERTAIN BROKERS

The Trust has authorized certain brokers, and these brokers have been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the net asset value next computed after the broker or designee accepts the order. Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Capital Gains and Taxes", it is the policy of the Fund to pay annually, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services at least five days before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets.


As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders. As long as it qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (subject to certain modifications) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid by the Fund and received by the applicable shareholder on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


Shareholders of the Fund normally will have to pay federal income tax, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Distributions paid by the Fund from ordinary income (including dividends and interest) and net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Distributions of ordinary dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income," so long as the recipient satisfies certain holding period requirements. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Dividends from REITs will be treated as qualified dividend income only to the extent that the REIT derived its income from qualified dividend income. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Distributions from "passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" are not "qualified dividend income."

The portion of the Fund's dividends that is derived from dividend income from U.S. corporations will normally be eligible for the dividends-received deduction for corporate shareholders if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions that the Fund receives from a REIT, and dividends paid by the Fund from such distributions, will not qualify for this deduction.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains dividends are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such tax basis, as a taxable gain from the sale of such shares. All dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Upon the sale or other disposition of Fund shares by a shareholder that holds such shares as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.


Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("non-U.S. persons") are generally subject to U.S. federal income tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and such other payments to non-U.S. persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

A shareholder may be subject to backup withholding at the rate of 28% on taxable distributions, redemptions and certain other payments unless such shareholder
(a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability so long as a return is timely filed. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are Non-U.S. Persons.


The Fund may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Fund does invest in passive foreign investment companies, it may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Fund is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Fund may have taxable income from such investment regardless of whether or not the Fund receives any actual distributions of cash from such passive foreign investment company in any given year. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign taxes, a portion of which may be recoverable, including foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.

As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. CGM Shareholder Services, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you may also receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.


PROXY VOTING GUIDELINES AND PROCEDURES

The Board of Trustees has approved delegating proxy voting discretion to CGM. CGM's proxy voting guidelines and procedures are attached as Appendix A to this SAI.


FINANCIAL STATEMENTS


The financial statements for the year ended December 31, 2003, included in the Fund's Annual Report to Shareholders for the year ended December 31, 2003, are incorporated herein by reference.

                                   APPENDIX A

                            CAPITAL GROWTH MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

      The following policies and procedures apply in voting proxies on behalf of accounts for which Capital Growth Management Limited Partnership ("CGM") has voting authority.

      1. CGM's policy is to vote - not abstain from voting - on all issues presented on portfolio securities held for our advisory clients.

      2. All issues presented for securityholder vote are considered from an investment point of view and voted in the best investment interests of the beneficial owners of the account holding the securities that are being voted, with the goal of maximizing the long-term value of the account.

      3. CGM recognizes that votes it casts on behalf of certain types of accounts, such as accounts subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and accounts of public entities or pension plans, may be subject to special requirements under governing account or plan documents and applicable law. Paragraph 13 below addresses the special requirements applicable to accounts subject to ERISA. To the extent any provisions of these policies and procedures are not consistent with paragraph 13, those provisions shall not apply to votes cast on behalf of accounts subject to ERISA. Accounts managed by CGM for employee benefit plans which are not governed by ERISA (such as governmental pension plans) may nevertheless involve fiduciary obligations similar to those applicable to ERISA plans; proxy voting requirements for such accounts are addressed on a case by case basis.

      4. Proxies generally are voted by the investment manager responsible for the account holding the securities to be voted (the "manager"), under the supervision of the CGM Proxy Committee (the "Proxy Committee"). The Proxy Committee shall consist of Robert L. Kemp, G. Kenneth Heebner and Catherine Columb, and such other members who may be appointed by G. Kenneth Heebner from time to time. The Proxy Committee is responsible for reviewing these policies and procedures on at least an annual basis and making any necessary or desirable changes hereto. Managers may, but subject to paragraphs 7, 8, 9 and 13 are not required to, consult with the Proxy Committee on how to vote particular proxies. Managers are required to follow any definitive determination by the Proxy Committee to vote a proxy in a particular manner.

      5. Where CGM has been directed to vote in a particular manner by a client, pursuant to a contractual obligation with that client or a specific direction from the client as to a particular proxy vote, the applicable manager will vote the proxy in the manner directed by the client, subject to any contrary determination by the Proxy Committee. The provisions of this paragraph 5 shall not apply to client voting instructions in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

      6. Generally, proxies covering routine matters are voted in favor of management proposals, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

      7. Proxy items involving non-routine issues generally will be voted as recommended by management, but will be voted against management if the manager responsible for voting the proxy believes that the management recommendation is not in the best interest of the beneficial owners of accounts holding the securities that are being voted.

            It is CGM policy to generally vote against: extreme anti-takeover measures. Extreme measures include, but are not limited to establishing a separate class of voting shares; shareholder proposals regarding the exercise of poison pills without stockholder approval; stock option plans that would cause excessive dilution (dilution of 10% or more is unacceptable); and an increase in authorized shares which dilute the interests of present shareholders, subject, in each case, to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

            The voting policies contained in this paragraph 7 may be superseded where the relevant manager, with the approval of the Proxy Committee, determines that doing so is in the best interest of the beneficial owners of the relevant accounts.

      8. If a manager determines that a proposal deserves special attention, it will be discussed with the Proxy Committee.

      9. All employees of CGM are under a duty to report to the Proxy Committee any potential conflict of interest of which they become aware regarding voting proxies for client accounts. Employees will be periodically notified of this duty.

      10. The Proxy Committee shall consider all potential conflicts of interest brought to its attention pursuant to paragraph 9 hereof or otherwise coming to its attention, and will determine whether there exists a material conflict of interest with respect to the proxies in question. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CGM's decision-making in voting the proxy. Where it is deemed that a material conflict of interest does not exist, the relevant manager may vote such proxy, subject to the duty to act solely in the best interest of the beneficial owners of accounts holding the securities that are being voted.

      11. Where is it determined by the Proxy Committee that a material conflict of interest does exist, the material conflict shall be disclosed to the applicable client and their consent shall be solicited on whether the proxy may be voted in the manner recommended by CGM. If the client does consent, then the proxy shall be voted in such a manner. If the client does not consent, the proxy shall (i) be voted in the manner directed by the client, or, lacking such direction, (ii) not be voted. The provisions of this paragraph 11 shall not apply to conflicts of interest in relation to accounts subject to ERISA, policies for which are stated in paragraph 13 below.

      12. CGM shall maintain, in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CGM: (i) a copy of these proxy voting policies and procedures, (ii) proxy statements received regarding client securities, (iii) records of votes cast on behalf of clients,
            (iv) records of client requests for proxy voting information, and
            (v) any documents created by CGM that were material to making a decision how to vote, or that memorialized the basis for the decision. CGM may rely on proxy statements filed on the Securities and Exchange Commission's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CGM that are maintained with a third party, such as a proxy voting service, provided that CGM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

            With respect to proxies voted on behalf of ERISA accounts, CGM shall maintain records with respect to these policies and procedures and the actions taken in individual proxy voting situations, in order to enable the named fiduciary of the applicable plan to determine whether CGM is adhering to applicable proxy voting policies and fulfilling its fiduciary duties to the plan in a manner which justifies the continuation of the advisory appointment. These records may include information regarding (i) the issuer and the meeting, (ii) the issues voted on and a record of the vote, (iii) the number of securities eligible to be voted on the record date on behalf of the client, (iv) the number of securities voted by CGM on behalf of the client, (v) the steps taken to ascertain whether a particular vote was prudent and in the interest of the participants and beneficiaries, and (vi) the reasons for the votes cast.

      13. The following special proxy voting policies apply to the voting of proxies on behalf of accounts subject to ERISA. Except where expressly noted, the following policies apply in addition to and not in lieu of the provisions stated in other sections of these policies and procedures.

            Authority to Vote Proxies. Upon receipt of a request for a proxy vote for an account subject to ERISA, the applicable manager shall ascertain whether it has the duty to vote the proxies or whether this duty has been retained by the trustee or another named fiduciary of the ERISA plan. The determination shall be made by reference to the advisory agreement and plan documents and, where necessary, after consultation with the Proxy Committee. Where general authority to manage ERISA plan assets has been delegated to CGM, CGM will have the authority and duty to vote the proxies unless the advisory agreement and plan documents expressly preclude CGM from voting proxies.

            Voting Guidelines. CGM will vote proxies for accounts governed by ERISA (i) solely in the interests of the plan participants and beneficiaries, (ii) for the exclusive purpose of providing benefits to participants and beneficiaries, (iii) with the care, skill and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and (iv) in accordance with the plan documents to the extent consistent with ERISA. In doing so, CGM must consider the factors that may affect the value of the plan's investment and not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives (such as the wishes of the plan sponsor).

            Proxy Voting Policies. The applicable manager shall ascertain if the ERISA plan has a proxy voting policy or an investment policy which includes a proxy voting policy. CGM shall follow the policy unless, in the opinion of the Proxy Committee, to do so would be inconsistent with ERISA (if, for example, it would be imprudent or not solely in the interests of the plan participants and beneficiaries in a given instance). Where CGM has proxy voting authority for a pooled investment vehicle which is subject to ERISA, CGM may be subject to the proxy voting policies of more than one plan. In such cases, CGM will seek to reconcile the policies if possible. If the investment policies conflict, it may be necessary for CGM to vote the proxies of the pooled investment vehicle in proportion to each plan's respective investment, unless, in the opinion of the Proxy Committee, to do so would be imprudent or conflict with ERISA.

            Conflicts of Interest. Where the Proxy Committee determines that a material conflict of interest exists regarding proxy votes for ERISA accounts the material conflict shall be disclosed to the named fiduciary of the plan. In the case of a conflict of interest affecting CGM as fiduciary of an ERISA account, mere disclosure of the conflict to the ERISA account client and/or consent by the client to the proxy vote proposed by CGM will generally be insufficient to resolve the conflict in accordance with ERISA. Consequently, CGM, together with the named fiduciary, must determine the procedure for resolution of the conflict of interest consistent with the advisory agreement, the plan documents and ERISA. Depending upon the circumstances, the conflict may be resolved by voting the proxies (i) in accordance with the ERISA plan's pre-determined proxy voting policy, (ii) based upon the recommendations of an independent third party (for example, a proxy voting service) appointed by the named fiduciary, (iii) based upon the recommendations of an independent plan fiduciary, or (iv) based upon the directions of the named fiduciary, accompanied, where necessary, by appropriate amendment(s) of the plan documents and/or the advisory agreement.

      14. CGM shall periodically report to the Trustees of CGM Trust and CGM Capital Development Fund as to actions taken in accordance with these policies and procedures.

      15. CGM will provide clients with a copy of these policies and procedures promptly upon request.

      July 2003

                                   CGM TRUST

PART C.  OTHER INFORMATION

Item 23. Exhibits

         (a) (1) Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (2) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 83 on Form N-1A (File No. 2-10653) filed on June 17, 1997 and incorporated herein by reference.

             (3) Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 94 on Form N-1A (File No. 2-10653) filed on April 25, 2003 and incorporated herein by reference.

         (b) By-laws of the Registrant are contained in Post-Effective Amendment No. 91 on Form N-1A (File No. 2-10653) filed on February 22, 2002 and incorporated herein by reference.

         (c) (1) Form of share certificate of the Registrant's CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (2) Form of share certificate of the Registrant's CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (3) Form of share certificate of the Registrant's CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

         (d) (1) Advisory Agreement of the Registrant dated December 13, 1996 with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (2) Advisory Agreement of the Registrant dated August 30, 1996 with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (3) Advisory Agreement of the Registrant dated September 2, 1997 with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

         (e)      None.

         (f)      None.

         (g) (1) Custodian Contract with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (2) Supplement dated March 6, 1992 to Custodian Contract with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (3) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

             (4) Custodian Contract with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997 and incorporated herein by reference.

             (5) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

             (6) Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

             (7) Amendment dated April 29, 1999 to the Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

             (8) Amendment dated August 1, 2000 to the Custodian Contract with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 90 on Form N-1A (File No. 2-10653) filed on April 30, 2001 and incorporated herein by reference.

             (9) Special Custody Agreement dated August 1, 2000 with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 90 on Form N-1A (File No. 2-10653) filed on April 30, 2001 and incorporated herein by reference.

         (h) Transfer Agency and Service Agreement with respect to each series of the Registrant dated January 1, 2000 is contained in Post-Effective Amendment No. 90 on Form N-1A (File No. 2-10653) filed on April 30, 2001 and incorporated herein by reference.

         (i) Opinion and consent of counsel is contained in Post-Effective Amendment No. 88 on Form N-1A (File No. 2-10653) filed on April 30, 1999 and incorporated herein by reference.

         (j)     Consent of PricewaterhouseCoopers LLP filed herewith.

         (k)      None.

         (l)      None.

         (m)      None.

         (n)      None.

         (p) (1) Code of Ethics for the Registrant is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

             (2) Code of Ethics for Capital Growth Management Limited Partnership is contained in Post-Effective Amendment No. 89 on Form N-1A (File No. 2-10653) filed on April 25, 2000 and incorporated herein by reference.

         (q) Powers of attorney are contained in Post-Effective Amendment No. 87 on Form N-1A (File No. 2-10653) filed on March 1, 1999 and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

         Information pertaining to persons controlled by or under common control with the Registrant is hereby incorporated by reference to the section captioned "The Investment Manager" in each Prospectus and the section captioned "Investment Advisory and Other Services - Advisory Agreement" in each Statement of Additional Information.

Item 25. Indemnification

         See Article 4 of the Trust's By-laws which are incorporated herein by reference. In addition, each series of the Trust maintains a liability insurance policy with maximum coverage of $15 million under which the applicable Fund and its trustees and officers are named insureds.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

         Capital Growth Management Limited Partnership ("CGM"), the investment manager of CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund, provides investment advice to two other registered investment companies and to other organizations and individuals.

         KenBob, Inc., which is owned by Robert L. Kemp and G. Kenneth Heebner, is the sole general partner of CGM. Both Mr. Kemp and Mr. Heebner are trustees and officers of the Registrant and of the CGM Capital Development Fund, another registered investment company which is managed by CGM. CDC IXIS Asset Management North America, L.P., which is a limited partner of CGM, is a wholly-owned subsidiary of CDC IXIS Asset Management, which is 100% indirectly owned by the French state.

Item 27. Principal Underwriters

         Not applicable.

Item 28. Location of Accounts and Records

         The following companies maintain possession of the documents required by the specified rules:

         (a)  Registrant
              Rule 31a-1(a)(4); Rule 31a-1(d); Rule 31a-2(a); Rule 31a-2(c)

         (b)  State Street Bank and Trust Company
              225 Franklin Street
              Boston, Massachusetts  02110
              Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8);
              Rule 31a-2(a)

         (c)  Capital Growth Management Limited Partnership
              One International Place
              Boston, Massachusetts 02110 Rule 31a-1(a); Rule 31a-1(b)(9),
              (10), (11); Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(e)

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement on Form N-1A meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 2004.

                                                  CGM TRUST

                                                  By: /s/ Robert L. Kemp
                                                      -------------------------
                                                      Robert L. Kemp
                                                      President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons on April 29th, 2004 in the capacities indicated.

                   Signature                             Title
                                                 President (Principal
                                                Executive Officer) and
    /s/ Robert L. Kemp                                  Trustee
--------------------------------------
        Robert L. Kemp
                                                  Treasurer (Principal
                                                Financial and Accounting
    /s/ Jem A. Hudgins                                  Officer)
--------------------------------------
        Jem A. Hudgins

*       Peter O. Brown                                  Trustee
--------------------------------------
        Peter O. Brown

    /s/ G. Kenneth Heebner                              Trustee
--------------------------------------

        G. Kenneth Heebner

*       Laurens MacLure                                 Trustee
--------------------------------------
        Laurens MacLure

*       James Van Dyke Quereau, Jr.                     Trustee
--------------------------------------
        James Van Dyke Quereau, Jr.

*       J. Baur Whittlesey                              Trustee
--------------------------------------
        J. Baur Whittlesey

   *By: /s/ Robert L. Kemp
        ---------------------------
            Robert L. Kemp
            Attorney-In-Fact pursuant to powers of attorney previously filed.

                                 EXHIBIT INDEX

(j)  Consent of PricewaterhouseCoopers LLP.